As filed with the Securities and Exchange Commission on May 1, 2007

Registration File Nos. 333-134820 and 811-21907

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [      ]
Pre-Effective Amendment No. [      ]

Post-Effective Amendment No. 2 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [      ]

Amendment No. 3 ☒

(Check appropriate box or boxes.)

TIAA Separate Account VA-3
(Exact Name of Registrant)
___________________

Teachers Insurance and
Annuity Association of America
(Name of Insurance Company)
___________________

730 Third Avenue
New York, New York 10017
(Address of Insurance Company’s Principal Executive Offices)
___________________

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Evan Giller, Esquire	Mary E. Thornton, Esquire
Teachers Insurance and Annuity	Sutherland Asbill & Brennan LLP
Association of America	1275 Pennsylvania Avenue, N.W.
730 Third Ave	Washington, D.C. 20004-2415
New York, New York 10017-3206

It is proposed that this filing will become effective (check appropriate box)

☐     immediately upon filing pursuant to paragraph (b) of Rule 485
☒    on May 1, 2007, pursuant to paragraph (b) of Rule 485

☐     60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐     on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered:                Interests in a separate account funding variable annuity contracts.

PROSPECTUS — LEVEL 1

MAY 1, 2007

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

You may allocate premiums to investment accounts of the separate account that invest in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

¡	TIAA-CREF Lifecycle Funds	¡	TIAA-CREF Institutional S&P 500 Index Fund
	• 2010 Fund	¡	TIAA-CREF Institutional Mid-Cap Growth Index Fund
	• 2015 Fund	¡	TIAA-CREF Institutional Mid-Cap Value Index Fund
	• 2020 Fund	¡	TIAA-CREF Institutional Mid-Cap Blend Index Fund
	• 2025 Fund	¡	TIAA-CREF Institutional Small-Cap Growth Index Fund
	• 2030 Fund	¡	TIAA-CREF Institutional Small-Cap Value Index Fund
	• 2035 Fund	¡	TIAA-CREF Institutional Small-Cap Blend Index Fund
	• 2040 Fund	¡	TIAA-CREF Institutional International Equity Index Fund
¡	TIAA-CREF Institutional Growth & Income Fund	¡	TIAA-CREF Institutional Social Choice Equity Fund
¡	TIAA-CREF Institutional International Equity Fund	¡	TIAA-CREF Institutional Real Estate Securities Fund
¡	TIAA-CREF Institutional Large-Cap Value Fund	¡	TIAA-CREF Institutional Bond Fund
¡	TIAA-CREF Institutional Mid-Cap Growth Fund	¡	TIAA-CREF Institutional Inflation-Linked Bond Fund
¡	TIAA-CREF Institutional Mid-Cap Value Fund	¡	TIAA-CREF Institutional Money Market Fund
¡	TIAA-CREF Institutional Small-Cap Equity Fund	¡	TIAA-CREF Institutional Large-Cap Growth Fund
¡	TIAA-CREF Institutional Large-Cap Growth Index Fund	¡	TIAA-CREF Institutional Bond Plus Fund II
¡	TIAA-CREF Institutional Large-Cap Value Index Fund	¡	TIAA-CREF Institutional Short-Term Bond Fund II
¡	TIAA-CREF Institutional Equity Index Fund	¡	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:
		¡	American Funds Washington Mutual Investors (Class R-5)
		¡	American Funds EuroPacific Growth Fund (Class R-5)
		¡	Western Asset Core Plus Bond Fund (Institutional Class)
		¡	T. Rowe Price Institutional Large-Cap Growth Fund

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2007. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

¡	RA (Retirement Annuity)

¡	GRA (Group Retirement Annuity)

¡	SRA (Supplemental Retirement Annuity)

¡	GSRA (Group Supplemental Retirement Annuity)

¡	Retirement Choice and Retirement Choice Plus Annuity

¡	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

          Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

          The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or an unaffiliated fund provider.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

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Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

          Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

          It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

          You may allocate premiums among the following investment accounts of the separate account that invest in the following funds:

          The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

TIAA Access  Prospectus | 5

•	TIAA-CREF Institutional Large-Cap Value Fund

•	TIAA-CREF Institutional Mid-Cap Growth Fund

•	TIAA-CREF Institutional Mid-Cap Value Fund

•	TIAA-CREF Institutional Small-Cap Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Index Fund

•	TIAA-CREF Institutional Large-Cap Value Index Fund

•	TIAA-CREF Institutional Equity Index Fund

•	TIAA-CREF Institutional S&P 500 Index Fund

•	TIAA-CREF Institutional Mid-Cap Growth Index Fund

•	TIAA-CREF Institutional Mid-Cap Value Index Fund

•	TIAA-CREF Institutional Mid-Cap Blend Index Fund

•	TIAA-CREF Institutional Small-Cap Growth Index Fund

•	TIAA-CREF Institutional Small-Cap Value Index Fund

•	TIAA-CREF Institutional Small-Cap Blend Index Fund

•	TIAA-CREF Institutional International Equity Index Fund

•	TIAA-CREF Institutional Social Choice Equity Fund

•	TIAA-CREF Institutional Real Estate Securities Fund

•	TIAA-CREF Institutional Bond Fund

•	TIAA-CREF Institutional Inflation-Linked Bond Fund

•	TIAA-CREF Institutional Money Market Fund

•	TIAA-CREF Institutional Large-Cap Growth Fund

•	TIAA-CREF Institutional Bond Plus Fund II

•	TIAA-CREF Institutional Short-Term Bond Fund II

•	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	American Funds EuroPacific Growth Fund (Class R-5)

•	Western Asset Core Plus Bond Fund (Institutional Class)

•	T. Rowe Price Institutional Large-Cap Growth Fund

TIAA reserves the right to change the funds available in the future.

          You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can allocate premiums to an investment account if it is available under the terms of your employer’s plan and it has been approved by

6 | Prospectus  TIAA Access

the state insurance department with jurisdiction over your contract. Though each investment account is available under the terms of your contract, they may not all be available under the terms of your employer’s plan. You may invest only in those investment accounts available under the terms of your employer’s plan.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

          The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

          The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Fees	Current Fees

Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

          This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.15%
Total separate account annual charges	2.00%	0.22%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

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          The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses

Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses*	0.08%	1.78%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is April 30, 2008 to April 30, 2010)*	0.08%	0.61%

*	Including the expenses of any underlying funds in which the funds may invest.

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          The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

The Institutional Class of the
TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.28%	0.30%	0.68%	0.38%	0.30%
• 2015 Fund	0.10%	—	0.31%	0.30%	0.71%	0.41%	0.30%
• 2020 Fund	0.10%	—	0.37%	0.31%	0.78%	0.47%	0.31%
• 2025 Fund	0.10%	—	0.49%	0.30%	0.89%	0.59%	0.30%
• 2030 Fund	0.10%	—	0.55%	0.31%	0.96%	0.65%	0.31%
• 2035 Fund	0.10%	—	0.82%	0.31%	1.23%	0.92%	0.31%
• 2040 Fund	0.10%	—	0.71%	0.31%	1.12%	0.81%	0.31%
TIAA-CREF Institutional Growth & Income Fund[2,7]*	0.45%	—	0.12%	—	0.57%	0.44%	0.13%
TIAA-CREF Institutional International Equity Fund[3]*	0.50%	—	0.09%	—	0.59%	—	0.59%
TIAA-CREF Institutional Large-Cap Value Fund[2]*	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Institutional Mid-Cap Growth Fund[4]*	0.48%	—	0.08%	—	0.56%	0.01%	0.55%
TIAA-CREF Institutional Mid-Cap Value Fund[4]*	0.48%	—	0.06%	0.01%	0.55%	—	0.55%
TIAA-CREF Institutional Small-Cap Equity Fund[4]*	0.48%	—	0.07%	—	0.55%	—	0.55%
TIAA-CREF Institutional Large-Cap Growth Index Fund[5]*	0.04%	—	0.05%	—	0.09%	0.01%	0.08%
TIAA-CREF Institutional Large-Cap Value Index Fund[5]*	0.04%	—	0.05%	—	0.09%	0.01%	0.08%
TIAA-CREF Institutional Equity Index Fund[5]*	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Institutional S&P 500 Index Fund[5]*	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap Growth Index Fund[5]*	0.04%	—	0.44%	—	0.48%	0.40%	0.08%

†

The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2006; most recently ended fiscal year for the American Funds Washington Mutual Investors (Class R-5) is April 30, 2006; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2006; most recently ended fiscal year for the Western Asset Core Plus Bond Fund (Institutional Class) is March 31, 2006; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2006. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. In addition, TIAA-CREF Institutional Mid-Cap Value Fund, TIAA-CREF Institutional Mid-Cap Value Index Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

TIAA Access  Prospectus | 9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (CONTINUED)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

TIAA-CREF Institutional Mid-Cap Value Index Fund[5]*	0.04%	—	0.29%	0.02%	0.35%	0.25%	0.10%
TIAA-CREF Institutional Mid-Cap Blend Index Fund[5]*	0.04%	—	0.22%	0.01%	0.27%	0.18%	0.09%
TIAA-CREF Institutional Small-Cap Growth Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap Value Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap Blend Index Fund[5]*	0.04%	—	0.13%	—	0.17%	0.09%	0.08%
TIAA-CREF Institutional International Equity Index Fund[6]*	0.04%	—	0.14%	—	0.18%	0.03%	0.15%
TIAA-CREF Institutional Social Choice Equity Fund[2]*	0.15%	—	0.09%	0.02%	0.26%	0.04%	0.22%
TIAA-CREF Institutional Real Estate Securities Fund[2]*	0.50%	—	0.05%	0.01%	0.56%	—	0.56%
TIAA-CREF Institutional Bond Fund[2]*	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Institutional Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Institutional Money Market Fund[2]*	0.10%	—	0.06%	—	0.16%	0.01%	0.15%
TIAA-CREF Institutional Large-Cap Growth Fund[2,7]	0.45%	—	1.33%	—	1.78%	1.65%	0.13%
TIAA-CREF Institutional Bond Plus Fund II2	0.30%	—	0.30%	—	0.60%	0.25%	0.35%
TIAA-CREF Institutional Short-Term Bond Fund II2	0.25%	—	0.28%	—	0.53%	0.23%	0.30%
TIAA-CREF Institutional High-Yield Fund II2	0.35%	—	0.31%	—	0.66%	0.26%	0.40%
American Funds Washington Mutual Investors (Class R-5)[8]	0.26%	—	0.12%	—	0.38%	—	0.38%
American Funds EuroPacific Growth Fund (Class R-5)[8]	0.43%	—	0.15%	—	0.58%	—	0.58%
Western Asset Core Plus Bond Fund (Institutional Class)	0.41%	—	0.04%	—	0.45%	—	0.45%
T. Rowe Price Institutional Large-Cap Growth Fund[9]	0.55%	—	0.06%	—	0.61%	0.00%	0.61%

[1]

Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund. These agreements are contractual and will continue through at least April 30, 2008. In addition, Teachers Advisors has contracted to reimburse the funds for all of the “Other Expenses” of the Institutional Class through April 30, 2008. The figures shown for Other Expenses (which do not include Management Fees) are based on estimates for the current fiscal year. Since the Lifecycle Funds are implementing new target allocations, the Acquired Fund Fees and Expenses are based on estimates using the expenses of the underlying funds in the new allocations.

[2]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.05% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)

[3]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.10% of average daily net assets.This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[4]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.07% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[5]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.04% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[6]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.11% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[7]

Along with the agreement to limit Other Expenses, Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund and the Large-Cap Growth Fund that exceeds 0.08% of average daily net assets through at least April 30, 2008.

[8]

Fund management began waiving 5% of management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and are expected to continue at this level until further review. Total Annual Fund Operating Expenses do not reflect any waivers or reimbursement.

[9]

Effective August 31, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2007, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s expense ratio is below 0.58%. However, no reimbursement will be made after April 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

*

Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the entire fiscal year ended September 30, 2006.

          The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

          This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years

If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$205	$633	$1,087	$2,345

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          The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

          Because the contracts were not offered for sale prior to December 31, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

          Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

          Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

          Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

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WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

          Currently, you may not annuitize from any of your investment accounts. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31, 2008. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

          If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

          TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

          TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2006, TIAA’s assets were approximately $183.7 billion; the combined assets for TIAA and CREF totaled approximately $406 billion (although CREF does not stand behind TIAA’s guarantees).

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THE SEPARATE ACCOUNT

          Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

          Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

          Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

          The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account currently available or added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

          In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

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CHANGES TO THE CONTRACT

          We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

          The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the plan the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

          The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

          Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

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INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

          The funds may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses accompanying this prospectus and statements of additional information available from us upon request.

          The separate account will hold shares in the following funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 54.8% of its assets to equity funds and 45.2% of its assets to fixed-income funds.

•	2015 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 62.8% of its assets to equity funds and 37.2% of its assets to fixed-income funds.

•	2020 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 70.8% of its assets to equity funds and 29.2% of its assets to fixed-income funds.

•	2025 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 78.8% of its assets to equity funds and 21.2% of its assets to fixed-income funds.

•	2030 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 86.8% of its assets to equity funds and 13.2% of its assets to fixed-income funds.

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•	2035 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

•	2040 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

TIAA-CREF Institutional Growth & Income Fund

          The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

          The fund seeks a favorable long-term total return mainly, through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Growth Index.

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TIAA-CREF Institutional Large-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

          The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

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TIAA-CREF Institutional International Equity Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

          The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

          The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

          The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

TIAA-CREF Institutional Inflation-Linked Bond Fund

          The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation indexed bonds.

TIAA-CREF Institutional Money Market Fund

          The fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

          The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

          The fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the fund’s assets will be invested in bonds.

TIAA-CREF Institutional Short-Term Bond Fund II

          The fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

          The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

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The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)

          The fund seeks to provide current income and the opportunity for growth of principal consistent with sound common-stock investing.

American Funds EuroPacific Growth Fund (Class R-5)

          The fund seeks to provide long term growth of capital by investing in companies based outside the United States.

Western Asset Core Plus Bond Fund (Institutional Class)

          The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

          The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Additional investment information and options

          All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will determine the value of the variable annuity contracts.

          You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

          Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large Cap Growth Fund. Western Asset Management Company (“Western”) manages the assets of the Western Asset Core Plus Bond Fund (Institutional Class). Teachers Advisors, Capital, T. Rowe, and Western are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

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THE BROKER-DEALER

          TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

        Certain payments we receive with regard to the funds

          We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (and may increase to 0.075%).

          Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

          We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.

•	GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your

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employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

          Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

          Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

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          Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

          If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

          Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

          We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

          In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot

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accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

          You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer contract value to the CREF accounts, and, in some cases, certain funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

          To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

          To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

          What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

          In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

          The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

          We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

          An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

          An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a) equals	(i):

the value of the shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus

	(ii):	investment income and capital gains distributed to the investment account; less

	(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.

(b) equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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          Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

          The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your account accumulation in that investment account.

          The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

          To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

          Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

          Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

          If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

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HOW TO MAKE TRANSFERS AND WITHDRAW CASH

          To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

          There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

          Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

          You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

          Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

          Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

          Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can be rolled over only

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to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

          Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

          Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

          You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

          Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59½).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

          You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

          One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to

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be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

          We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

          There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

          We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

          In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4 p.m. (ET) on business days. All those transfer requests will be rejected. (We will, however, give you the option of resubmitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. (ET). If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

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          Currently, the investment accounts corresponding to the following funds are subject to these restrictions: the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

          To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account. We may terminate the transfer feature of the contract at any time.

          If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

          We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

          To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

          Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

          The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information

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about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

          In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your contract value on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

          Currently, you may not annuitize from any of the investment accounts. We intend that no later than December 31, 2008 you will be able to annuitize and receive an income stream from all or part of your investment account accumulations. Participants in these accounts who wish to elect annuity income before this feature is added will have to transfer their assets from their investment accounts into either TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59½ to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70½ or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your
investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your
investment account accumulations
no later than December 31, 2008.

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          Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

          Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

          Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

          There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

          Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

          Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus

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contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

          All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier —contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

          You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

          For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the

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future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

          Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

          If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

          After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

          We’ll process your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

          You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first

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determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

          Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

          Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

           Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

          The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this Account. Contractowners bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

          The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

          Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to

TIAA Access  Prospectus | 35

take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

          The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

          For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

          For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

          TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

          If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

          Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

          Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

          Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date,

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you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

          You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

          The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

          The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

           If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

           Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

          You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

          A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

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          Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

          The following are the methods of payment:

           Single sum payment. The death benefit will be paid to your beneficiary in one sum.

          One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

           Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

          Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

          The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

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          If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

          Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

          If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

          If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

          If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

          If you are married, and all or part of your accumulation is attributable to contributions made under

	A)	an employer plan subject to ERISA; or

B)

an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

          Your spouse may consent to a waiver of his or her rights to these benefits.

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WAIVER OF SPOUSE’S RIGHTS

          If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

          In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

           Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

           We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

          Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

          Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

          TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

40 | Prospectus  TIAA Access

          Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

           If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

          Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

          No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

          This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

           This Contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

          During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

          Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-

TIAA Access  Prospectus | 41

 tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

          The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments for 2007 is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

          Note that the dollar amounts listed above are for 2007; different dollar limits may apply in future years.

          Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

          Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

          Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

           For the taxable portion of noneligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

          Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

42 | Prospectus  TIAA Access

•	the payment is made from a Section 401 or 403 retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

          Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

           Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

          Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

          To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

          We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

          Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

          Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

          Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

          Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of

TIAA Access  Prospectus | 43

your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

           Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

          Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the NASD, Inc. (“NASD”). Services is a subsidiary of TIAA. Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts, although we pay Services a fee from our general account assets for sales of the contracts. Because no contracts were sold during 2006, we did not pay any fees to Services for fiscal year 2006 for distribution of the contracts. We intend to recoup payments made to Services through fees and charges imposed under the contract.

          Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

44 | Prospectus  TIAA Access

Table of Contents for the Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

TIAA Access  Prospectus | 45

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How to reach us

TIAA-CREF website
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776 8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200 8 a.m. to 10 p.m. (ET), Monday–Friday

For hearing- or speech-impaired participants

800 842-2755 8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001 8 a.m. to 5 p.m. (CT), Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs

888 381-8283 8 a.m. to 11 p.m. (ET), Monday–Friday

©2007 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	Axxxxx
5/07

PROSPECTUS — LEVEL 2

MAY 1, 2007

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

You may allocate premiums to investment accounts of the separate account that invest in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

¡ TIAA-CREF Lifecycle Funds	¡ TIAA-CREF Institutional S&P 500 Index Fund
• 2010 Fund	¡ TIAA-CREF Institutional Mid-Cap Growth Index Fund
• 2015 Fund	¡ TIAA-CREF Institutional Mid-Cap Value Index Fund
• 2020 Fund	¡ TIAA-CREF Institutional Mid-Cap Blend Index Fund
• 2025 Fund	¡ TIAA-CREF Institutional Small-Cap Growth Index Fund
• 2030 Fund	¡ TIAA-CREF Institutional Small-Cap Value Index Fund
• 2035 Fund	¡ TIAA-CREF Institutional Small-Cap Blend Index Fund
• 2040 Fund	¡ TIAA-CREF Institutional International Equity Index Fund
¡ TIAA-CREF Institutional Growth & Income Fund	¡ TIAA-CREF Institutional Social Choice Equity Fund
¡ TIAA-CREF Institutional International Equity Fund	¡ TIAA-CREF Institutional Real Estate Securities Fund
¡ TIAA-CREF Institutional Large-Cap Value Fund	¡ TIAA-CREF Institutional Bond Fund
¡ TIAA-CREF Institutional Mid-Cap Growth Fund	¡ TIAA-CREF Institutional Inflation-Linked Bond Fund
¡ TIAA-CREF Institutional Mid-Cap Value Fund	¡ TIAA-CREF Institutional Money Market Fund
¡ TIAA-CREF Institutional Small-Cap Equity Fund	¡ TIAA-CREF Institutional Large-Cap Growth Fund
¡ TIAA-CREF Institutional Large-Cap Growth Index Fund	¡ TIAA-CREF Institutional Bond Plus Fund II
¡ TIAA-CREF Institutional Large-Cap Value Index Fund	¡ TIAA-CREF Institutional Short-Term Bond Fund II
¡ TIAA-CREF Institutional Equity Index Fund	¡ TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:
¡ American Funds Washington Mutual Investors (Class R-5)
¡ American Funds EuroPacific Growth Fund (Class R-5)
¡ Western Asset Core Plus Bond Fund (Institutional Class)
¡ T. Rowe Price Institutional Large-Cap Growth Fund

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2007. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

¡          RA (Retirement Annuity)

¡          GRA (Group Retirement Annuity)

¡          SRA (Supplemental Retirement Annuity)

¡          GSRA (Group Supplemental Retirement Annuity)

¡          Retirement Choice and Retirement Choice Plus Annuity

¡          GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

          Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

          The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or an unaffiliated fund provider.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

4 |  Prospectus  TIAA Access

Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

          Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

          It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

          You may allocate premiums among the following investment accounts of the separate account that invest in the following funds:

          The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

TIAA Access  Prospectus |  5

•	TIAA-CREF Institutional Large-Cap Value Fund

•	TIAA-CREF Institutional Mid-Cap Growth Fund

•	TIAA-CREF Institutional Mid-Cap Value Fund

•	TIAA-CREF Institutional Small-Cap Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Index Fund

•	TIAA-CREF Institutional Large-Cap Value Index Fund

•	TIAA-CREF Institutional Equity Index Fund

•	TIAA-CREF Institutional S&P 500 Index Fund

•	TIAA-CREF Institutional Mid-Cap Growth Index Fund

•	TIAA-CREF Institutional Mid-Cap Value Index Fund

•	TIAA-CREF Institutional Mid-Cap Blend Index Fund

•	TIAA-CREF Institutional Small-Cap Growth Index Fund

•	TIAA-CREF Institutional Small-Cap Value Index Fund

•	TIAA-CREF Institutional Small-Cap Blend Index Fund

•	TIAA-CREF Institutional International Equity Index Fund

•	TIAA-CREF Institutional Social Choice Equity Fund

•	TIAA-CREF Institutional Real Estate Securities Fund

•	TIAA-CREF Institutional Bond Fund

•	TIAA-CREF Institutional Inflation-Linked Bond Fund

•	TIAA-CREF Institutional Money Market Fund

•	TIAA-CREF Institutional Large-Cap Growth Fund

•	TIAA-CREF Institutional Bond Plus Fund II

•	TIAA-CREF Institutional Short-Term Bond Fund II

•	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	American Funds EuroPacific Growth Fund (Class R-5)

•	Western Asset Core Plus Bond Fund (Institutional Class)

•	T. Rowe Price Institutional Large-Cap Growth Fund

TIAA reserves the right to change the funds available in the future.

          You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can allocate premiums to an investment account if it is available under the terms of your employer’s plan and it has been approved by

6 | Prospectus   TIAA Access

the state insurance department with jurisdiction over your contract. Though each investment account is available under the terms of your contract, they may not all be available under the terms of your employer’s plan. You may invest only in those investment accounts available under the terms of your employer’s plan.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

          The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

          The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Fees	Current Fees

Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount
surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

          This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.25%
Total separate account annual charges	2.00%	0.32%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

TIAA Access  Prospectus  |  7

          The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses

Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses*	0.08%	1.78%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is April 30, 2008 to April 30, 2010)*	0.08%	0.61%

*	Including the expenses of any underlying funds in which the funds may invest.

8 |  Prospectus  TIAA Access

          The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

The Institutional Class of the
TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.28%	0.30%	0.68%	0.38%	0.30%
• 2015 Fund	0.10%	—	0.31%	0.30%	0.71%	0.41%	0.30%
• 2020 Fund	0.10%	—	0.37%	0.31%	0.78%	0.47%	0.31%
• 2025 Fund	0.10%	—	0.49%	0.30%	0.89%	0.59%	0.30%
• 2030 Fund	0.10%	—	0.55%	0.31%	0.96%	0.65%	0.31%
• 2035 Fund	0.10%	—	0.82%	0.31%	1.23%	0.92%	0.31%
• 2040 Fund	0.10%	—	0.71%	0.31%	1.12%	0.81%	0.31%
TIAA-CREF Institutional
Growth & Income Fund[2,7]*	0.45%	—	0.12%	—	0.57%	0.44%	0.13%
TIAA-CREF Institutional
International Equity Fund[3]*	0.50%	—	0.09%	—	0.59%	—	0.59%
TIAA-CREF Institutional
Large-Cap Value Fund[2]*	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Institutional
Mid-Cap Growth Fund[4]*	0.48%	—	0.08%	—	0.56%	0.01%	0.55%
TIAA-CREF Institutional
Mid-Cap Value Fund[4]*	0.48%	—	0.06%	0.01%	0.55%	—	0.55%
TIAA-CREF Institutional
Small-Cap Equity Fund[4]*	0.48%	—	0.07%	—	0.55%	—	0.55%
TIAA-CREF Institutional
Large-Cap Growth Index Fund[5]*	0.04%	—	0.05%	—	0.09%	0.01%	0.08%
TIAA-CREF Institutional
Large-Cap Value Index Fund[5]*	0.04%	—	0.05%	—	0.09%	0.01%	0.08%
TIAA-CREF Institutional
Equity Index Fund[5]*	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Institutional
S&P 500 Index Fund[5]*	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Institutional
Mid-Cap Growth Index Fund[5]*	0.04%	—	0.44%	—	0.48%	0.40%	0.08%

†

The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2006; most recently ended fiscal year for the American Funds Washington Mutual Investors (Class R-5) is April 30, 2006; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2006; most recently ended fiscal year for the Western Asset Core Plus Bond Fund (Institutional Class) is March 31, 2006; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2006. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. In addition, TIAA-CREF Institutional Mid-Cap Value Fund, TIAA-CREF Institutional Mid-Cap Value Index Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (CONTINUED)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

TIAA-CREF Institutional Mid-Cap
Value Index Fund[5]*	0.04%	—	0.29%	0.02%	0.35%	0.25%	0.10%
TIAA-CREF Institutional Mid-Cap
Blend Index Fund[5]*	0.04%	—	0.22%	0.01%	0.27%	0.18%	0.09%
TIAA-CREF Institutional Small-Cap
Growth Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap
Value Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap
Blend Index Fund[5]*	0.04%	—	0.13%	—	0.17%	0.09%	0.08%
TIAA-CREF Institutional International
Equity Index Fund[6]*	0.04%	—	0.14%	—	0.18%	0.03%	0.15%
TIAA-CREF Institutional Social
Choice Equity Fund[2]*	0.15%	—	0.09%	0.02%	0.26%	0.04%	0.22%
TIAA-CREF Institutional Real
Estate Securities Fund[2]*	0.50%	—	0.05%	0.01%	0.56%	—	0.56%
TIAA-CREF Institutional
Bond Fund[2]*	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Institutional
Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Institutional Money
Market Fund[2]*	0.10%	—	0.06%	—	0.16%	0.01%	0.15%
TIAA-CREF Institutional
Large-Cap Growth Fund[2,7]	0.45%	—	1.33%	—	1.78%	1.65%	0.13%
TIAA-CREF Institutional Bond
Plus Fund II2	0.30%	—	0.30%	—	0.60%	0.25%	0.35%
TIAA-CREF Institutional
Short-Term Bond Fund II2	0.25%	—	0.28%	—	0.53%	0.23%	0.30%
TIAA-CREF Institutional
High-Yield Fund II2	0.35%	—	0.31%	—	0.66%	0.26%	0.40%
American Funds Washington
Mutual Investors (Class R-5)[8]	0.26%	—	0.12%	—	0.38%	—	0.38%
American Funds EuroPacific
Growth Fund (Class R-5)[8]	0.43%	—	0.15%	—	0.58%	—	0.58%
Western Asset Core Plus Bond
Fund (Institutional Class)	0.41%	—	0.04%	—	0.45%	—	0.45%
T. Rowe Price Institutional
Large-Cap Growth Fund[9]	0.55%	—	0.06%	—	0.61%	0.00%	0.61%

[1]

Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund. These agreements are contractual and will continue through at least April 30, 2008. In addition, Teachers Advisors has contracted to reimburse the funds for all of the “Other Expenses” of the Institutional Class through April 30, 2008. The figures shown for Other Expenses (which do not include Management Fees) are based on estimates for the current fiscal year. Since the Lifecycle Funds are implementing new target allocations, the Acquired Fund Fees and Expenses are based on estimates using the expenses of the underlying funds in the new allocations.

[2]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.05% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)

[3]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.10% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[4]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.07% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[5]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.04% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[6]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.11% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[7]

Along with the agreement to limit Other Expenses,Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund and the Large-Cap Growth Fund that exceeds 0.08% of average daily net assets through at least April 30, 2008.

[8]

Fund management began waiving 5% of management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and are expected to continue at this level until further review. Total Annual Fund Operating Expenses do not reflect any waivers or reimbursement.

[9]

Effective August 31, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2007, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s expense ratio is below 0.58%. However, no reimbursement will be made after April 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

*

Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the entire fiscal year ended September 30, 2006.

          The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

          This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years

If you surrender, annuitize, or remain invested in
the contract at the end of the applicable time period:	$215	$664	$1,139	$2,450

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          The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

          Because the contracts were not offered for sale prior to December 31, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

          Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

          Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

          Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

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WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

          Currently, you may not annuitize from any of your investment accounts. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31, 2008. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

          If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

          TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

          TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2006, TIAA’s assets were approximately $183.7 billion; the combined assets for TIAA and CREF totaled approximately $406 billion (although CREF does not stand behind TIAA’s guarantees).

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THE SEPARATE ACCOUNT

          Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

          Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

          Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

          The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account currently available or added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

          In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

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CHANGES TO THE CONTRACT

          We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

          The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the plan the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

          The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

          Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

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INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

          The funds may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses accompanying this prospectus and statements of additional information available from us upon request.

          The separate account will hold shares in the following funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 54.8% of its assets to equity funds and 45.2% of its assets to fixed-income funds.

•	2015 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 62.8% of its assets to equity funds and 37.2% of its assets to fixed-income funds.

•	2020 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 70.8% of its assets to equity funds and 29.2% of its assets to fixed-income funds.

•	2025 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 78.8% of its assets to equity funds and 21.2% of its assets to fixed-income funds.

•	2030 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 86.8% of its assets to equity funds and 13.2% of its assets to fixed-income funds.

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•	2035 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

•	2040 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

TIAA-CREF Institutional Growth & Income Fund

          The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

          The fund seeks a favorable long-term total return mainly, through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Growth Index.

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TIAA-CREF Institutional Large-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

          The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

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TIAA-CREF Institutional International Equity Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

          The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

          The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

          The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

TIAA-CREF Institutional Inflation-Linked Bond Fund

          The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation indexed bonds.

TIAA-CREF Institutional Money Market Fund

          The fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

          The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

          The fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the fund’s assets will be invested in bonds.

TIAA-CREF Institutional Short-Term Bond Fund II

          The fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

          The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

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The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)

          The fund seeks to provide current income and the opportunity for growth of principal consistent with sound common-stock investing.

American Funds EuroPacific Growth Fund (Class R-5)

          The fund seeks to provide long term growth of capital by investing in companies based outside the United States.

Western Asset Core Plus Bond Fund (Institutional Class)

          The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

          The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Additional investment information and options

          All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will determine the value of the variable annuity contracts.

          You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

          Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large Cap Growth Fund. Western Asset Management Company (“Western”) manages the assets of the Western Asset Core Plus Bond Fund (Institutional Class). Teachers Advisors, Capital, T. Rowe, and Western are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

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THE BROKER-DEALER

          TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

         Certain payments we receive with regard to the funds

          We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (and may increase to 0.075%).

          Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

          We offer the following types of contracts:

          RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.

•	GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your

TIAA Access  Prospectus |  21

employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

          SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

          Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

          GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

          State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

          Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

22 | Prospectus   TIAAAccess

          Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

          If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

          Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

          We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

          In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot

TIAA Access  Prospectus |  23

accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

          You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer contract value to the CREF accounts, and, in some cases, certain funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

          To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

          To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

          What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

          In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

          The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

          We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

          An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

          An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):

the value of the shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus

		(ii):	investment income and capital gains distributed to the investment account; less

		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.

(b)	equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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          Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

          The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your account accumulation in that investment account.

          The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

          To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

          Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

          Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

          If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

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HOW TO MAKE TRANSFERS AND WITHDRAW CASH

          To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

          There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

          Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

          You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

          Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

          Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

          Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can be rolled over only

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to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

          Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

          Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

          You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

          Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59½).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

          You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

          One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to

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be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

          We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

          There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

          We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

          In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4 p.m. (ET) on business days. All those transfer requests will be rejected. (We will, however, give you the option of resubmitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. (ET). If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

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          Currently, the investment accounts corresponding to the following funds are subject to these restrictions: the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

          To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account. We may terminate the transfer feature of the contract at any time.

          If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

          We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

          To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

          Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

          The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information

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about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

          In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your contract value on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

          Currently, you may not annuitize from any of the investment accounts. We intend that no later than December 31, 2008 you will be able to annuitize and receive an income stream from all or part of your investment account accumulations. Participants in these accounts who wish to elect annuity income before this feature is added will have to transfer their assets from their investment accounts into either TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59½ to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70½ or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your
investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your
investment account accumulations
no later than December 31, 2008.

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          Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

          Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

          Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

          There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

          Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

          Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus

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contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

          All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier —contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

          You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

          For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the

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future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

          Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

          If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

          After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

          We’ll process your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

          You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first

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determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

          Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

          Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

          Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

          The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this Account. Contractowners bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

          The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

          Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to

TIAA Access  Prospectus  | 35

take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

          The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

          For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

          For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

          TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

          If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

          Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

          Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

          Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date,

36 | Prospectus  TIAA Access

you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

          You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

          The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

          The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

          If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

          Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

          You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

          A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

TIAA Access  Prospectus | 37

          Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

          The following are the methods of payment:

          Single sum payment. The death benefit will be paid to your beneficiary in one sum.

          One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

          Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

          Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

          The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

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          If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

          Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

          If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

          If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

          If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

          If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)

an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

          Your spouse may consent to a waiver of his or her rights to these benefits.

TIAA Access  Prospectus | 39

WAIVER OF SPOUSE’S RIGHTS

          If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

          In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

          Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

          We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

          Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

          Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

          TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

40 | Prospectus  TIAA Access

          Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

          If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

          Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

          No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

          This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

          This Contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

          During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

          Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-

TIAA Access  Prospectus | 41

tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

          The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments for 2007 is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

          Note that the dollar amounts listed above are for 2007; different dollar limits may apply in future years.

          Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

          Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

          Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

          For the taxable portion of noneligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

          Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

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•	the payment is made from a Section 401 or 403 retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

          Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

          Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

          Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

          To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

          We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

          Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

          Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

          Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

          Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of

TIAA Access  Prospectus | 43

your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

          Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

          Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the NASD, Inc. (“NASD”). Services is a subsidiary of TIAA. Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts, although we pay Services a fee from our general account assets for sales of the contracts. Because no contracts were sold during 2006, we did not pay any fees to Services for fiscal year 2006 for distribution of the contracts. We intend to recoup payments made to Services through fees and charges imposed under the contract.

          Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

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Table of Contents for the
Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

TIAA Access Prospectus | 45

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How to reach us

TIAA-CREF website
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. (ET), Monday–Friday 9 a.m. to 6 p.m. (ET), Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. (ET), Monday–Friday

For hearing- or speech-impaired participants
800 842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday 9 a.m. to 6 p.m. (ET), Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. (CT), Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. (ET), Monday–Friday

©2007 Teachers Insurance and Annuity Association– College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	Axxxxx
5/07

PROSPECTUS — LEVEL 3

MAY 1, 2007

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

You may allocate premiums to investment accounts of the separate account that invest in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

¡	TIAA-CREF Lifecycle Funds	¡	TIAA-CREF Institutional S&P 500 Index Fund
	• 2010 Fund	¡	TIAA-CREF Institutional Mid-Cap Growth Index Fund
	• 2015 Fund	¡	TIAA-CREF Institutional Mid-Cap Value Index Fund
	• 2020 Fund	¡	TIAA-CREF Institutional Mid-Cap Blend Index Fund
	• 2025 Fund	¡	TIAA-CREF Institutional Small-Cap Growth Index Fund
	• 2030 Fund	¡	TIAA-CREF Institutional Small-Cap Value Index Fund
	• 2035 Fund	¡	TIAA-CREF Institutional Small-Cap Blend Index Fund
	• 2040 Fund	¡	TIAA-CREF Institutional International Equity Index Fund
¡	TIAA-CREF Institutional Growth & Income Fund	¡	TIAA-CREF Institutional Social Choice Equity Fund
¡	TIAA-CREF Institutional International Equity Fund	¡	TIAA-CREF Institutional Real Estate Securities Fund
¡	TIAA-CREF Institutional Large-Cap Value Fund	¡	TIAA-CREF Institutional Bond Fund
¡	TIAA-CREF Institutional Mid-Cap Growth Fund	¡	TIAA-CREF Institutional Inflation-Linked Bond Fund
¡	TIAA-CREF Institutional Mid-Cap Value Fund	¡	TIAA-CREF Institutional Money Market Fund
¡	TIAA-CREF Institutional Small-Cap Equity Fund	¡	TIAA-CREF Institutional Large-Cap Growth Fund
¡	TIAA-CREF Institutional Large-Cap Growth Index Fund	¡	TIAA-CREF Institutional Bond Plus Fund II
¡	TIAA-CREF Institutional Large-Cap Value Index Fund	¡	TIAA-CREF Institutional Short-Term Bond Fund II
¡	TIAA-CREF Institutional Equity Index Fund	¡	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:
		¡	American Funds Washington Mutual Investors (Class R-5)
		¡	American Funds EuroPacific Growth Fund (Class R-5)
		¡	Western Asset Core Plus Bond Fund (Institutional Class)
		¡	T. Rowe Price Institutional Large-Cap Growth Fund

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2007. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

¡	RA (Retirement Annuity)

¡	GRA (Group Retirement Annuity)

¡	SRA (Supplemental Retirement Annuity)

¡	GSRA (Group Supplemental Retirement Annuity)

¡	Retirement Choice and Retirement Choice Plus Annuity

¡	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

          Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

          The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or an unaffiliated fund provider.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

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Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

          Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

          It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

          You may allocate premiums among the following investment accounts of the separate account that invest in the following funds:

          The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

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•	TIAA-CREF Institutional Large-Cap Value Fund

•	TIAA-CREF Institutional Mid-Cap Growth Fund

•	TIAA-CREF Institutional Mid-Cap Value Fund

•	TIAA-CREF Institutional Small-Cap Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Index Fund

•	TIAA-CREF Institutional Large-Cap Value Index Fund

•	TIAA-CREF Institutional Equity Index Fund

•	TIAA-CREF Institutional S&P 500 Index Fund

•	TIAA-CREF Institutional Mid-Cap Growth Index Fund

•	TIAA-CREF Institutional Mid-Cap Value Index Fund

•	TIAA-CREF Institutional Mid-Cap Blend Index Fund

•	TIAA-CREF Institutional Small-Cap Growth Index Fund

•	TIAA-CREF Institutional Small-Cap Value Index Fund

•	TIAA-CREF Institutional Small-Cap Blend Index Fund

•	TIAA-CREF Institutional International Equity Index Fund

•	TIAA-CREF Institutional Social Choice Equity Fund

•	TIAA-CREF Institutional Real Estate Securities Fund

•	TIAA-CREF Institutional Bond Fund

•	TIAA-CREF Institutional Inflation-Linked Bond Fund

•	TIAA-CREF Institutional Money Market Fund

•	TIAA-CREF Institutional Large-Cap Growth Fund

•	TIAA-CREF Institutional Bond Plus Fund II

•	TIAA-CREF Institutional Short-Term Bond Fund II

•	TIAA-CREF Institutional High-Yield Fund II

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	American Funds EuroPacific Growth Fund (Class R-5)

•	Western Asset Core Plus Bond Fund (Institutional Class)

•	T. Rowe Price Institutional Large-Cap Growth Fund

TIAA reserves the right to change the funds available in the future.

          You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can allocate premiums to an investment account if it is available under the terms of your employer’s plan and it has been approved by

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the state insurance department with jurisdiction over your contract. Though each investment account is available under the terms of your contract, they may not all be available under the terms of your employer’s plan. You may invest only in those investment accounts available under the terms of your employer’s plan.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

          The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

          The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Fees	Current Fees

Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

          This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.40%
Total separate account annual charges	2.00%	0.47%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

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          The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses

Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses*	0.08%	1.78%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is April 30, 2008 to April 30, 2010)*	0.08%	0.61%

*	Including the expenses of any underlying funds in which the funds may invest.

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          The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

The Institutional Class of the TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.28%	0.30%	0.68%	0.38%	0.30%
• 2015 Fund	0.10%	—	0.31%	0.30%	0.71%	0.41%	0.30%
• 2020 Fund	0.10%	—	0.37%	0.31%	0.78%	0.47%	0.31%
• 2025 Fund	0.10%	—	0.49%	0.30%	0.89%	0.59%	0.30%
• 2030 Fund	0.10%	—	0.55%	0.31%	0.96%	0.65%	0.31%
• 2035 Fund	0.10%	—	0.82%	0.31%	1.23%	0.92%	0.31%
• 2040 Fund	0.10%	—	0.71%	0.31%	1.12%	0.81%	0.31%
TIAA-CREF Institutional Growth & Income Fund[2,7]*	0.45%	—	0.12%	—	0.57%	0.44%	0.13%
TIAA-CREF Institutional International Equity Fund[3]*	0.50%	—	0.09%	—	0.59%	—	0.59%
TIAA-CREF Institutional Large-Cap Value Fund[2]*	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Institutional Mid-Cap Growth Fund[4]*	0.48%	—	0.08%	—	0.56%	0.01%	0.55%
TIAA-CREF Institutional Mid-Cap Value Fund[4]*	0.48%	—	0.06%	0.01%	0.55%	—	0.55%
TIAA-CREF Institutional Small-Cap Equity Fund[4]*	0.48%	—	0.07%	—	0.55%	—	0.55%
TIAA-CREF Institutional Large-Cap Growth Index Fund[5]*	0.04%	—	0.05%	—	0.09%	0.01%	0.08%
TIAA-CREF Institutional Large-Cap Value Index Fund[5]*	0.04%	—	0.05%	—	0.09%	0.01%	0.08%
TIAA-CREF Institutional Equity Index Fund[5]*	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Institutional S&P 500 Index Fund[5]*	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Institutional Mid-Cap Growth Index Fund[5]*	0.04%	—	0.44%	—	0.48%	0.40%	0.08%

†

The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2006; most recently ended fiscal year for the American Funds Washington Mutual Investors (Class R-5) is April 30, 2006; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2006; most recently ended fiscal year for the Western Asset Core Plus Bond Fund (Institutional Class) is March 31, 2006; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2006. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. In addition,TIAA-CREF Institutional Mid-Cap Value Fund,TIAA-CREF Institutional Mid-Cap Value Index Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios.These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (CONTINUED)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

TIAA-CREF Institutional Mid-Cap Value Index Fund[5]*	0.04%	—	0.29%	0.02%	0.35%	0.25%	0.10%
TIAA-CREF Institutional Mid-Cap Blend Index Fund[5]*	0.04%	—	0.22%	0.01%	0.27%	0.18%	0.09%
TIAA-CREF Institutional Small-Cap Growth Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap Value Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap Blend Index Fund[5]*	0.04%	—	0.13%	—	0.17%	0.09%	0.08%
TIAA-CREF Institutional International Equity Index Fund[6]*	0.04%	—	0.14%	—	0.18%	0.03%	0.15%
TIAA-CREF Institutional Social Choice Equity Fund[2]*	0.15%	—	0.09%	0.02%	0.26%	0.04%	0.22%
TIAA-CREF Institutional Real Estate Securities Fund[2]*	0.50%	—	0.05%	0.01%	0.56%	—	0.56%
TIAA-CREF Institutional Bond Fund[2]*	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Institutional Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Institutional Money Market Fund[2]*	0.10%	—	0.06%	—	0.16%	0.01%	0.15%
TIAA-CREF Institutional Large-Cap Growth Fund[2,7]	0.45%	—	1.33%	—	1.78%	1.65%	0.13%
TIAA-CREF Institutional Bond Plus Fund II2	0.30%	—	0.30%	—	0.60%	0.25%	0.35%
TIAA-CREF Institutional Short-Term Bond Fund II2	0.25%	—	0.28%	—	0.53%	0.23%	0.30%
TIAA-CREF Institutional High-Yield Fund II2	0.35%	—	0.31%	—	0.66%	0.26%	0.40%
American Funds Washington Mutual Investors (Class R-5)[8]	0.26%	—	0.12%	—	0.38%	—	0.38%
American Funds EuroPacific Growth Fund (Class R-5)[8]	0.43%	—	0.15%	—	0.58%	—	0.58%
Western Asset Core Plus Bond Fund (Institutional Class)	0.41%	—	0.04%	—	0.45%	—	0.45%
T. Rowe Price Institutional Large-Cap Growth Fund[9]	0.55%	—	0.06%	—	0.61%	0.00%	0.61%

[1]

Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund.These agreements are contractual and will continue through at least April 30, 2008. In addition,Teachers Advisors has contracted to reimburse the funds for all of the “Other Expenses” of the Institutional Class through April 30, 2008. The figures shown for Other Expenses (which do not include Management Fees) are based on estimates for the current fiscal year. Since the Lifecycle Funds are implementing new target allocations, the Acquired Fund Fees and Expenses are based on estimates using the expenses of the underlying funds in the new allocations.

[2]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.05% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)

[3]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.10% of average daily net assets.This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[4]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.07% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[5]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.04% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[6]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.11% of average daily net assets.This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[7]

Along with the agreement to limit Other Expenses,Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund and the Large-Cap Growth Fund that exceeds 0.08% of average daily net assets through at least April 30, 2008.

[8]

Fund management began waiving 5% of management fees on September 1, 2004. Beginning April 1, 2005, these waivers increased to 10% and are expected to continue at this level until further review. Total Annual Fund Operating Expenses do not reflect any waivers or reimbursement.

[9]

Effective August 31, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2007, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s expense ratio is below 0.58% . However, no reimbursement will be made after April 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

*

Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the entire fiscal year ended September 30, 2006.

          The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

          This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years

If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$231	$711	$1,217	$2,607

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          The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

          Because the contracts were not offered for sale prior to December 31, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

          Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

          Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

          Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

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WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

          Currently, you may not annuitize from any of your investment accounts. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31, 2008. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

          If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

          TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

          TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2006, TIAA’s assets were approximately $183.7 billion; the combined assets for TIAA and CREF totaled approximately $406 billion (although CREF does not stand behind TIAA’s guarantees).

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THE SEPARATE ACCOUNT

          Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

          Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

          Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

          The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account currently available or added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

          In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

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CHANGES TO THE CONTRACT

          We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

          The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the plan the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

          The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

          Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

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INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

          The funds may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses accompanying this prospectus and statements of additional information available from us upon request.

          The separate account will hold shares in the following funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 54.8% of its assets to equity funds and 45.2% of its assets to fixed-income funds.

•	2015 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 62.8% of its assets to equity funds and 37.2% of its assets to fixed-income funds.

•	2020 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 70.8% of its assets to equity funds and 29.2% of its assets to fixed-income funds.

•	2025 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 78.8% of its assets to equity funds and 21.2% of its assets to fixed-income funds.

•	2030 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 86.8% of its assets to equity funds and 13.2% of its assets to fixed-income funds.

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•	2035 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

•	2040 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

TIAA-CREF Institutional Growth & Income Fund

          The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

          The fund seeks a favorable long-term total return mainly, through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Growth Index.

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TIAA-CREF Institutional Large-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

          The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

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TIAA-CREF Institutional International Equity Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

          The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

          The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

          The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

TIAA-CREF Institutional Inflation-Linked Bond Fund

          The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation indexed bonds.

TIAA-CREF Institutional Money Market Fund

          The fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

          The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

          The fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the fund’s assets will be invested in bonds.

TIAA-CREF Institutional Short-Term Bond Fund II

          The fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

          The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

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The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)

          The fund seeks to provide current income and the opportunity for growth of principal consistent with sound common-stock investing.

American Funds EuroPacific Growth Fund (Class R-5)

          The fund seeks to provide long term growth of capital by investing in companies based outside the United States.

Western Asset Core Plus Bond Fund (Institutional Class)

          The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

          The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Additional investment information and options

          All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will determine the value of the variable annuity contracts.

          You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

          Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large Cap Growth Fund. Western Asset Management Company (“Western”) manages the assets of the Western Asset Core Plus Bond Fund (Institutional Class). Teachers Advisors, Capital, T. Rowe, and Western are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

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THE BROKER-DEALER

          TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

          Certain payments we receive with regard to the funds

          We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (and may increase to 0.075%).

          Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

          We offer the following types of contracts:

          RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.

•	GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your

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employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

          Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

          State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

          Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

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          Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

          If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

          Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

          We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

          In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot

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accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

          You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer contract value to the CREF accounts, and, in some cases, certain funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

          To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

          To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

          What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

          In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

          The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

          We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

          An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

          An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):

the value of the shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus

		(ii):	investment income and capital gains distributed to the investment account; less

		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.

(b)	equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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          Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your account accumulation in that investment account.

          The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

          To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

          Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

          Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

          If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

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HOW TO MAKE TRANSFERS AND WITHDRAW CASH

          To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

          There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

          Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

          You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

          Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

          Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

          Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can be rolled over only

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to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

          Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

          Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

          You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

          Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59½).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

          You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

          One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to

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be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

          We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

          There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

          We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

          In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4 p.m. (ET) on business days. All those transfer requests will be rejected. (We will, however, give you the option of resubmitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. (ET). If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

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          Currently, the investment accounts corresponding to the following funds are subject to these restrictions: the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

          To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account. We may terminate the transfer feature of the contract at any time.

          If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

          We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

          To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

          Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

          The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information

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about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

          In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your contract value on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

          Currently, you may not annuitize from any of the investment accounts. We intend that no later than December 31, 2008 you will be able to annuitize and receive an income stream from all or part of your investment account accumulations. Participants in these accounts who wish to elect annuity income before this feature is added will have to transfer their assets from their investment accounts into either TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59½ to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70½ or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your
investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your
investment account accumulations
no later than December 31, 2008.

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          Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

          Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

          Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

          There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

          Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

          Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus

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contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

          All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier —contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

          You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

          For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the

TIAA Access  Prospectus | 33

future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

          Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

          If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

          After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

          We’ll process your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

          You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first

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determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

          Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

          Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

          Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

          The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this Account. Contractowners bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

          The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

          Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to

TIAA Access  Prospectus | 35

take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

          The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

          For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

          For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

          TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

          If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

          Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

          Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

          Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date,

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you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

          You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

          The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

          The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

           If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

           Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

          You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

          A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

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          Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

          The following are the methods of payment:

           Single sum payment. The death benefit will be paid to your beneficiary in one sum.

          One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

           Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

          Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

          The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

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          If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

          Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

          If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

          If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

          If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

          If you are married, and all or part of your accumulation is attributable to contributions made under

	A)	an employer plan subject to ERISA; or

B)

an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

          Your spouse may consent to a waiver of his or her rights to these benefits.

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WAIVER OF SPOUSE’S RIGHTS

          If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

          In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

          Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

          We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

          Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

          Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

          TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

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          Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

          If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

          Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

          No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

          This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

          This Contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

          During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

          Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-

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tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

          The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments for 2007 is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

          Note that the dollar amounts listed above are for 2007; different dollar limits may apply in future years.

          Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

          Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

          Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

          For the taxable portion of noneligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

          Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

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•	the payment is made from a Section 401 or 403 retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

          Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

          Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

          Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

          To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

          We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

          Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

          Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

          Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

          Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of

TIAA Access  Prospectus | 43

your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

          Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

          Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the NASD, Inc. (“NASD”). Services is a subsidiary of TIAA. Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts, although we pay Services a fee from our general account assets for sales of the contracts. Because no contracts were sold during 2006, we did not pay any fees to Services for fiscal year 2006 for distribution of the contracts. We intend to recoup payments made to Services through fees and charges imposed under the contract.

          Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

44 | Prospectus  TIAA Access

Table of Contents for the
Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

TIAA Access   Prospectus | 45

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How to reach us

TIAA-CREF website
Account performance, personal account information and
transactions, product descriptions, and information about
investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances,
change allocations, transfer funds and verify credited
premiums

800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and
payments, and tax reporting

800 842-2776

8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and life
insurance

800 223-1200

8 a.m. to 10 p.m. (ET), Monday–Friday

For hearing- or speech-impaired participants
800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate planning,
planned giving and endowment management

888 842-9001

8 a.m. to 5 p.m. (CT), Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs

888 381-8283

8 a.m. to 11 p.m. (ET), Monday–Friday

©2007 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	Axxxxx
5/07

PROSPECTUS — LEVEL 4

MAY 1, 2007

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and as permitted under the terms of your employer’s plan. The TIAA Real Estate Account is described in a separate prospectus, which you may obtain by calling 800 842-2776.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

You may allocate premiums to investment accounts of the separate account that invest in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

■	TIAA-CREF Lifecycle Funds
	•	2010 Fund	■	TIAA-CREF Institutional Equity Index Fund
	•	2015 Fund	■	TIAA-CREF Institutional Mid-Cap Blend Index Fund
	•	2020 Fund	■	TIAA-CREF Institutional Small-Cap Growth Index Fund
	•	2025 Fund	■	TIAA-CREF Institutional Small-Cap Value Index Fund
	•	2030 Fund	■	TIAA-CREF Institutional Small-Cap Blend Index Fund
	•	2035 Fund	■	TIAA-CREF Institutional Social Choice Equity Fund
	•	2040 Fund	■	TIAA-CREF Institutional Real Estate Securities Fund
■	TIAA-CREF Institutional Growth & Income Fund		■	TIAA-CREF Institutional Bond Fund
■	TIAA-CREF Institutional International Equity Fund		■	TIAA-CREF Institutional Inflation-Linked Bond Fund
■	TIAA-CREF Institutional Large-Cap Value Fund		■	TIAA-CREF Institutional Money Market Fund
■	TIAA-CREF Institutional Mid-Cap Growth Fund		■	TIAA-CREF Institutional Large-Cap Growth Fund
■	TIAA-CREF Institutional Mid-Cap Value Fund		■	TIAA-CREF Institutional Bond Plus Fund II
■	TIAA-CREF Institutional Small-Cap Equity Fund

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2007. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800 223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Many of the funds available under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also won’t have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

          Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

          The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation The total value of your accumulation units under the contract (i.e., your contract value).

Accumulation Unit A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

CREF The College Retirement Equities Fund, a companion organization to TIAA.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Fund An available portfolio of the TIAA-CREF Institutional Mutual Funds or an unaffiliated fund provider.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your TIAA retirement income.

4 | Prospectus  TIAA Access

Investment Account A subaccount of the separate account which invests exclusively in a fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

Participant Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. This Real Estate Account is described in a separate prospectus, that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity The guaranteed annuity benefits under your contract. Amounts allocated to the Traditional Annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

          Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

          It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of contract value. Please see your employer’s plan.

          You may allocate premiums among the following investment accounts of the separate account that invest in the following funds:

          The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, and 2040 Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

TIAA Access  Prospectus | 5

• TIAA-CREF Institutional Large-Cap Value Fund

• TIAA-CREF Institutional Mid-Cap Growth Fund

• TIAA-CREF Institutional Mid-Cap Value Fund

• TIAA-CREF Institutional Small-Cap Equity Fund

• TIAA-CREF Institutional Equity Index Fund

• TIAA-CREF Institutional Mid-Cap Blend Index Fund

• TIAA-CREF Institutional Small-Cap Growth Index Fund

• TIAA-CREF Institutional Small-Cap Value Index Fund

• TIAA-CREF Institutional Small-Cap Blend Index Fund

• TIAA-CREF Institutional Social Choice Equity Fund

• TIAA-CREF Institutional Real Estate Securities Fund

• TIAA-CREF Institutional Bond Fund

• TIAA-CREF Institutional Inflation-Linked Bond Fund

• TIAA-CREF Institutional Money Market Fund

• TIAA-CREF Institutional Large-Cap Growth Fund

• TIAA-CREF Institutional Bond Plus Fund II

          TIAA reserves the right to change the funds available in the future.

          You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk. You can allocate premiums to an investment account if it is available under the terms of your employer’s plan and it has been approved by the state insurance department with jurisdiction over your contract. Though each investment account is available under the terms of your contract, they may not all be available under the terms of your employer’s plan. You may invest only in those investment accounts available under the terms of your employer’s plan.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

          The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

          The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

6 | Prospectus  TIAA Access

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum	Current
	Fees	Fees

Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds who may impose them.

          This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

	Maximum
	Contractual	Current
	Fees	Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.70%
Total separate account annual charges	2.00%	0.77%

SEPARATE ACCOUNT ANNUAL EXPENSES – Payout Annuity Expenses
(as a percentage of average account value)

	Maximum Contractual	Current
	Fees	Fees

Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

          The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses

Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees and other expenses*	0.08%	1.78%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is April 30, 2008 to April 30, 2010)*	0.08%	0.59%

*          Including the expenses of any underlying funds in which the funds may invest.

TIAA Access  Prospectus | 7

          The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

The Institutional Class of the
TIAA-CREF Lifecycle Funds[1]*
• 2010 Fund	0.10%	—	0.28%	0.30%	0.68%	0.38%	0.30%
• 2015 Fund	0.10%	—	0.31%	0.30%	0.71%	0.41%	0.30%
• 2020 Fund	0.10%	—	0.37%	0.31%	0.78%	0.47%	0.31%
• 2025 Fund	0.10%	—	0.49%	0.30%	0.89%	0.59%	0.30%
• 2030 Fund	0.10%	—	0.55%	0.31%	0.96%	0.65%	0.31%
• 2035 Fund	0.10%	—	0.82%	0.31%	1.23%	0.92%	0.31%
• 2040 Fund	0.10%	—	0.71%	0.31%	1.12%	0.81%	0.31%
TIAA-CREF Institutional
Growth & Income Fund[2,6]*	0.45%	—	0.12%	—	0.57%	0.44%	0.13%
TIAA-CREF Institutional
International Equity Fund[3]*	0.50%	—	0.09%	—	0.59%	—	0.59%
TIAA-CREF Institutional
Large-Cap Value Fund[2]*	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Institutional
Mid-Cap Growth Fund[4]*	0.48%	—	0.08%	—	0.56%	0.01%	0.55%
TIAA-CREF Institutional
Mid-Cap Value Fund[4]*	0.48%	—	0.06%	0.01%	0.55%	—	0.55%
TIAA-CREF Institutional
Small-Cap Equity Fund[4]*	0.48%	—	0.07%	—	0.55%	—	0.55%
TIAA-CREF Institutional
Equity Index Fund[5]*	0.04%	—	0.04%	—	0.08%	—	0.08%

†

The most recently ended fiscal year for the listed TIAA-CREF Institutional Mutual Funds is September 30, 2006. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios. In addition,TIAA-CREF Institutional Mid-Cap Value Fund,TIAA-CREF Institutional Mid-Cap Value Index Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

8 | Prospectus  TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (CONTINUED)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses

TIAA-CREF Institutional Mid-Cap
Blend Index Fund[5]*	0.04%	—	0.22%	0.01%	0.27%	0.18%	0.09%
TIAA-CREF Institutional Small-Cap
Growth Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap
Value Index Fund[5]*	0.04%	—	0.22%	—	0.26%	0.18%	0.08%
TIAA-CREF Institutional Small-Cap
Blend Index Fund[5]*	0.04%	—	0.13%	—	0.17%	0.09%	0.08%
TIAA-CREF Institutional Social
Choice Equity Fund[2]*	0.15%	—	0.09%	0.02%	0.26%	0.04%	0.22%
TIAA-CREF Institutional Real
Estate Securities Fund[2]*	0.50%	—	0.05%	0.01%	0.56%	—	0.56%
TIAA-CREF Institutional
Bond Fund[2]*	0.30%	—	0.03%	—	0.33%	—	0.33%
TIAA-CREF Institutional
Inflation-Linked Bond Fund[2]*	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Institutional Money
Market Fund[2]*	0.10%	—	0.06%	—	0.16%	0.01%	0.15%
TIAA-CREF Institutional
Large-Cap Growth Fund[2,6]	0.45%	—	1.33%	—	1.78%	1.65%	0.13%
TIAA-CREF Institutional Bond
Plus Fund II2	0.30%	—	0.30%	—	0.60%	0.25%	0.35%

[1]

Teachers Advisors, Inc. (“Teachers Advisors”) has contractually agreed to waive its 0.10% Management Fee on each Lifecycle Fund. These agreements are contractual and will continue through at least April 30, 2008. In addition, Teachers Advisors has contracted to reimburse the funds for all of the “Other Expenses” of the Institutional Class through April 30, 2008. The figures shown for Other Expenses (which do not include Management Fees) are based on estimates for the current fiscal year. Since the Lifecycle Funds are implementing new target allocations, the Acquired Fund Fees and Expenses are based on estimates using the expenses of the underlying funds in the new allocations.

[2]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.05% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[3]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.10% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[4]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.07% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2008 and can only be changed with the approval of the Board of Trustees.

[5]

Teachers Advisors has contractually agreed to reimburse the fund for such Other Expenses that exceed, on an annual basis, 0.04% of average daily net assets. This expense reimbursement agreement is contractual and is currently expected to continue through at least April 30, 2010 and can only be changed with the approval of the Board of Trustees.

[6]

Along with the agreement to limit Other Expenses, Teachers Advisors has also contractually agreed to waive the portion of its Management Fee for the Institutional Growth & Income Fund and the Large-Cap Growth Fund that exceeds 0.08% of average daily net assets through at least April 30, 2008.

*

Fund shareholders approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the entire fiscal year ended September 30, 2006.

TIAA Access  Prospectus | 9

          The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

          This Example assumes that you invest $10,000 in a contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years

If you surrender, annuitize, or remain invested in
the contract at the end of the applicable time period:	$261	$803	$1,371	$2,913

          The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

          Because the contracts were not offered for sale prior to December 31, 2006, condensed financial information is not available.

HOW DO I PURCHASE A CONTRACT?

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

CAN I CANCEL MY CONTRACT?

          Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND (continued)

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

          Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire accumulation, if less. All cash withdrawals must be for at least $1,000 or your entire contract accumulation if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

          Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59½.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

          Currently, you may not annuitize from any of your investment accounts. However, variable annuity payments under life annuities from the investment options under the separate account will be available by December 31, 2008. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

          If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

          TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

TIAA Access  Prospectus | 11

          TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2006, TIAA’s assets were approximately $183.7 billion; the combined assets for TIAA and CREF totaled approximately $406 billion (although CREF does not stand behind TIAA’s guarantees).

THE SEPARATE ACCOUNT

          Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

          Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

          Earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

          The separate account currently consists of 37 investment accounts, but we can add new investment accounts in the future. Investment accounts will be available to you provided they are available under the terms of your employer’s plan. We do not guarantee that the separate account, or any investment account currently available or added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close investment accounts, substitute a different investment option for any of the current funds, or combine investment accounts, subject to the requirements of applicable law and your employer’s plan. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a fund’s investment objectives or

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restrictions, or because the fund is no longer available for investment, or for some other reason. A substituted fund may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both, for some or all classes of contracts. Furthermore, we may close investment accounts to allocation of premium payments or contract value, or both, for some or all classes of contracts, at any time in our sole discretion.

          In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

          We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

          The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the plan the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

          The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments.

          Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

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Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

          Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

          The funds may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses accompanying this prospectus and statements of additional information available from us upon request.

          The separate account will hold shares in the following funds (each referred to as a fund hereunder):

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 54.8% of its assets to equity funds and 45.2% of its assets to fixed-income funds.

•	2015 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 62.8% of its assets to equity funds and 37.2% of its assets to fixed-income funds.

•	2020 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 70.8% of its assets to equity funds and 29.2% of its assets to fixed-income funds.

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•	2025 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 78.8% of its assets to equity funds and 21.2% of its assets to fixed-income funds.

•	2030 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 86.8% of its assets to equity funds and 13.2% of its assets to fixed-income funds.

•	2035 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

•	2040 Fund

          The fund seeks high total return over time through a combination of capital appreciation and income. During 2007, the fund expects to allocate approximately 90% of its assets to equity funds and 10% of its assets to fixed-income funds.

TIAA-CREF Institutional Growth & Income Fund

          The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

          The fund seeks a favorable long-term total return mainly, through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

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TIAA-CREF Institutional Small-Cap Equity Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Equity Index Fund

          The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

          The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing in a portfolio of equity securities of smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional Social Choice Equity Fund

          The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

          The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

          The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

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TIAA-CREF Institutional Inflation-Linked Bond Fund

          The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation indexed bonds.

TIAA-CREF Institutional Money Market Fund

          The fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Large-Cap Growth Fund

          The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Bond Plus Fund II

          The fund seeks a favorable long-term return, primarily from high current income consistent with preserving capital. Normally, at least 80% of the fund’s assets will be invested in bonds.

Additional investment information and options

          All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will determine the value of the variable annuity contracts.

          You may also opt under your contract to allocate or transfer money to the TIAA Traditional Annuity or the TIAA Real Estate Account. Your Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

          Teachers Advisors manages the assets of TIAA-CREF Institutional Mutual Funds under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA and is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.

THE BROKER-DEALER

          TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a TIAA subsidiary, for distribution services. TC Services performs all sales and marketing functions relative to the contracts. TC Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

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          Certain payments we receive with regard to the funds

          We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (and may increase to 0.075%).

          Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

          We offer the following types of contracts:

          RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

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•

SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

          Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

          State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

          Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

          Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of the contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received the TIAA contracts offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

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STARTING OUT

          Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If we receive premiums from your employer before your application or enrollment form, we will invest the money in the default option under your employer’s plan until we receive your form. When the completed form arrives in good order, we’ll transfer the appropriate amounts to the investment accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

          If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the default investment option determined by your employer. After we receive a complete and correct application, we’ll follow your allocation instructions for future premiums, but will not automatically transfer premiums already invested except if specifically requested.

          Premium payments must be at least $100. You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

          We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

          In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your TIAA contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

          You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer contract value to the CREF accounts, and, in some cases, certain funds, if the account or fund is available under the terms of your employer’s plan. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

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          To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

          To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

          What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

          In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

          The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

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          We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

          An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

          An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a) equals	(i):

the value of the shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus

	(ii):	investment income and capital gains distributed to the investment account; less

	(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.

(b) equals	the value of the shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

          Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

          The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your account accumulation in that investment account.

          The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

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TO CHANGE YOUR INVESTMENT ALLOCATIONS

          To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

          Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

          Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any subaccount or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

          If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your separate account accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

          To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

          You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

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          There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

          Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

          You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice contracts can only be effected over a period of time (up to ten years) and may be subject to other limitations, as specified in your contract.

          Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the contract accumulation. Transfers to other accounts are no longer part of this contract and its accumulation.

          Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

          Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

          Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an investment account and apply it to another investment option, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

          Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your qualified TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in

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a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

          You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from a contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59½, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59½, unless an exception applies to your situation.

          Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59½).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

          You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

          One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

          We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

          There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

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MARKET TIMING/EXCESSIVE TRADING POLICY

          There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund.

          We have adopted policies and procedures to discourage market-timing activity and control certain transfer activity. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the TIAA-CREF Institutional Money Market Account), will not be able to make electronic transfers back into an investment account for 30 days.

          In addition, we will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the investment accounts investing in any fund with 40% or more foreign securities between 2:30 p.m. and 4 p.m. (ET) on business days. All those transfer requests will be rejected. (We will, however, give you the option of resubmitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. (ET). If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.

          Currently, the investment account corresponding to the following fund is subject to these restrictions: the TIAA-CREF Institutional International Equity Fund.

          To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account. We may terminate the transfer feature of the contract at any time.

          If we regard the transfer activity as disruptive to an underlying funds’ efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be deferred.

          We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The

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Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

          To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account. In accordance with applicable law, we may terminate the transfer feature of the contract at any time.

          Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

          The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

          In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your contract value on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

          Currently, you may not annuitize from any of the investment accounts. We intend that no later than December 31, 2008 you will be able to annuitize and receive an income stream from all or part of your investment account accumulations. Participants in these accounts who wish to elect annuity income before this

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feature is added will have to transfer their assets from their investment accounts into either TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59½ to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70½ or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive
an income stream from all or part of your
investment account accumulations.
We intend that you will be able to receive an
income stream from all or part of your
investment account accumulations
no later than December 31, 2008.

          Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

          Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

          Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

          There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the Account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums.

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ANNUITY STARTING DATE

          Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

          Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

          All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death — so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period — Full Benefit to Survivor, Two-Thirds Benefit to Survivor, and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

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•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier —contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

          You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

          For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

          Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your investment account accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

          If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

          After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which

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are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

          We’ll process your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

          You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

          Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year — the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

          Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

          Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

          The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-

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current settlement mortality schedules for this Account. Contractowners bear no mortality risk under their contracts — actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

          The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

          Value of Annuity Units: The separate account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

          The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

          For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

          For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

          TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

          If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from you. We must receive the following in a form acceptable to us before any death benefit will be paid:

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A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

          Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

          Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis is accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

          Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

          You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

          The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

          The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

          If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

          Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your

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investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

          You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

          A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

          Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

          The following are the methods of payment:

          Single sum payment. The death benefit will be paid to your beneficiary in one sum.

          One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

          Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

          Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that

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lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

          The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

          If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

          Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

          If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

          If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

          If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

          If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)

an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

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•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

          Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

          If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

          In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

          Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

          We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed

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2.00% of net assets of the investment accounts annually. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any raise. The current charges applicable to your contract are listed in the Summary.

          Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

          Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

          TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

          Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

          If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

          Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

          No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

          This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

          This Contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the Contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the Contract is issued in connection with one of the retirement plans listed above.

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          During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

          Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

          The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments for 2007 is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

          Note that the dollar amounts listed above are for 2007; different dollar limits may apply in future years.

          Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

          Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

          Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

38 | Prospectus  TIAA Access

          For the taxable portion of noneligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

          Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401 or 403 retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

          Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

          Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

          Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

          To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

TIAA Access  Prospectus | 39

          We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

          Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

          Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a TIAA contract to someone else.

          Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

          Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

          Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

          Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of TIAA contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the NASD, Inc. (“NASD”). Services is a subsidiary of TIAA. Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of TIAA contracts, although we pay Services a fee from our general account assets for sales of the contracts. Because no contracts were sold during 2006, we did not pay any fees to Services for fiscal year 2006 for distribution of the contracts. We intend to recoup payments made to Services through fees and charges imposed under the contract.

          Legal Proceedings: Neither the separate account, TIAA, Services, nor TPIS is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services or TPIS to perform its contract with the separate account.

40 | Prospectus  TIAA Access

Table of Contents for the
Statement of Additional Information

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

TIAA Access  Prospectus | 41

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How to reach us

TIAA-CREF website
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. (ET), Monday–Friday

For hearing- or speech-impaired participants
800 842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

TIAA-CREF Trust Company, FSB
Asset management, trust administration, estate planning, planned giving and endowment management
888 842-9001
8 a.m. to 5 p.m. (CT), Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. (ET), Monday–Friday

©2007 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper	Axxxxx
5/07

STATEMENT OF ADDITIONAL INFORMATION

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA ACCESS

Individual and Group Tax-Deferred Variable Annuity Contracts

Funded through
TIAA SEPARATE ACCOUNT VA-3

MAY 1, 2007

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2007 (the “Prospectus”), for the Individual and Group Tax-Deferred Variable Annuity Contracts funded through TIAA Separate Account VA-3. The Prospectus is available without charge by writing Teachers Insurance and Annuity Association of America: 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 223-1200. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of Contents

B-2	Variable Annuity Payments

B-2	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Financial Statements

VARIABLE ANNUITY PAYMENTS

          The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

          Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid.

          The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then current settlement mortality schedules for the separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments. The number of annuity units for each investment account and income change method remains fixed unless there is a transfer of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method.

          Calculating annuity unit values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4%, assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the income change method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those contractowners who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the investment account is greater than a 4%, net annual rate of return and decrease if the net performance is less than a 4%, net annual rate of return.

          For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

          For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

          TIAA reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

STATEMENTS AND REPORTS

          You will receive a confirmation statement each time you remit premiums, or make a transfer to or cash withdrawal from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions immediately following the end of each calendar quarter.

          If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to the contractowner during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers between the separate account’s variable investment accounts and the TIAA Traditional Annuity or Real Estate Account during the quarter.

          You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

B-2 | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

          You are not permitted to assign the contract at any time prior to the annuity starting date.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

          We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

          If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

          We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

          TIAA and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

          TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

          All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

          PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for TIAA for the fiscal years ended December 31, 2006 and December 31, 2005. PWC is located at 300 Madison Avenue, New York, New York 10017-6204. The financial statements of TIAA at December 31, 2006 and for each of the two years in the period ended December 31, 2006 appearing in this SAI and Registration Statement have been audited by PwC, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

           Ernst & Young LLP, independent registered public accounting firm with respect to TIAA, has audited TIAA’s statutory-basis financial statements at December 31, 2004 and for the year then ended, as set forth in their report (which contains an explanatory paragraph describing that TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles, and that the effects of the variances between such bases of accounting on TIAA’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA statutory-basis financial statements) included in this Registration Statement, and is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York, NY 10036.

          As described in Note 2 to TIAA’s audited financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA’s financial statements are not reasonably determinable but are presumed to be material.

ADDITIONAL INFORMATION

          A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the documents filed with the SEC.

FINANCIAL STATEMENTS

          Audited financial statements for TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information | B-3

Index of Audited Statutory—Basis Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
December 31, 2006

B-4	Report of Management Responsibility

B-5	Report of the Audit Committee

B-6	Report of Independent Auditors Statutory—Basis Financial Statements:

B-7	Report of Independent Registered Public Accounting Firm

B-8	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves

B-9	Statements of Operations

B-9	Statements of Changes in Capital and Contingency Reserves

B-10	Statements of Cash Flow

B-11	Notes to Financial Statements

Report of management responsibility

April 18, 2007

To the Policyholders of Teachers Insurance and Annuity Association of America:

          The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

          TIAA has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

          The independent registered public accounting firm of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2006 and 2005. Ernst & Young LLP had audited the Company’s financial statements for the year ended December 31, 2004. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services are obtained from a firm other than the independent accounting firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

          The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent registered public accounting firm and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Herbert M. Allison, Jr. Chairman, President and Chief Executive Officer	Georganne C. Proctor Executive Vice President and Chief Financial Officer

B-4 | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

Report of the audit committee

To the Policyholders of Teachers Insurance and Annuity Association of America:

          The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board of Trustees and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

          Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent registered public accounting firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

          The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the 2006 audited statutory-basis financial statements with statutory accounting principles.

          The discussion with PricewaterhouseCoopers LLP focused on their judgments concerning the quality and acceptability of the accounting principles as applied in the financial reporting practices followed by TIAA, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Board has received a written disclosure regarding such independence, as required by the Independence Standards Board.

          Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair
Donald K. Peterson, Audit Committee Member
David L. Shedlarz, Audit Committee Member
Leonard S. Simon, Audit Committee Member
Paul R. Tregurtha, Audit Committee Member

April 18, 2007

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information  | B-5

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

          We have audited the accompanying statutory statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2006 and December 31, 2005, and the related statutory statements of operations, changes in capital and contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of the Company for the year ended December 31, 2004, which are prepared on the basis of accounting described in Note 2, were audited by other independent auditors whose report dated April 20, 2005, expressed an adverse opinion on the fair presentation of the financial statements in conformity with generally accepted accounting principles in the United States of America, and expressed an unqualified opinion on the fair presentation of the financial statements in conformity with the basis of accounting described in Note 2.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

          In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

          As discussed in Note 2 to the financial statements, on January 1, 2005, the Company adopted Statement of Statutory Accounting Principles No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities.

/s/ PricewaterhouseCoopers LLP
April 18, 2007

B-6 | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

     We have audited the statutory-basis balance sheets of Teachers Insurance and Annuity Association of America (“TIAA”) as of Decemer 31, 2004 and the related accompanying statutory-basis statements of operations, changes in capital and contingency reserves, and cash flow for the year then ended. These financial statements are the responsibility of TIAA’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA’s financial statements are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA at December 31, 2004, or the results of its operations or its cash flow for the year then ended.

     However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2004, and the results of its operations and its cash flow for the year then ended in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

/s/ Ernst & Young LLP
New York, New York
April 20, 2005

TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-7

Statutory - basis statements of admitted assets, liabilities and capital and contingency reserves	| Teachers Insurance and Annuity Association of America

	December 31,

(Dollars in millions, except share data)	2006	2005

ADMITTED ASSETS
Bonds	$121,775	$121,863
Mortgages	23,756	24,353
Real estate	1,455	1,618
Preferred stocks	4,554	1,295
Common stocks	4,050	3,813
Other long-term investments	7,372	6,700
Cash, cash equivalents and short-term investments	2,464	824
Investment income due and accrued	1,480	1,458
Separate account assets	15,384	11,651
Net deferred federal income tax asset	964	963
Other assets	390	395

Total admitted assets	$183,644	$174,933

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$142,733	$137,749
Dividends due to policyholders	2,229	2,180
Federal income taxes	682	1,215
Asset valuation reserve	3,738	3,049
Interest maintenance reserve	682	796
Separate account liabilities	15,384	11,651
Securities lending collateral	—	3,460
Other liabilities	1,846	1,641

Total liabilities	167,294	161,741

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	16,347	13,189

Total capital and contingency reserves	16,350	13,192

Total liabilities, capital and contingency reserves	$183,644	$174,933

B-8 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Statutory-basis statements of operations  |   Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,

(Dollars in millions)	2006	2005	2004

REVENUES
Insurance and annuity premiums and other considerations	$11,154	$10,863	$9,482
Annuity dividend additions	2,089	2,065	2,392
Net investment income	10,313	9,985	9,454

Total revenues	$23,556	$22,913	$21,328

BENEFITS AND EXPENSES
Policy and contract benefits	$9,812	$7,962	$6,832
Dividends to policyholders	3,986	3,860	4,113
Increase in policy and contract reserves	4,949	6,243	6,431
Net operating expenses	581	458	433
Net transfers to separate accounts	1,903	2,072	1,732
Net, other	71	117	121

Total benefits and expenses	$21,302	$20,712	$19,662

Income before federal income taxes and net realized capital gains (losses)	$2,254	$2,201	$1,666
Federal income tax (benefit) expense	(594)	526	572
Net realized capital gains (losses) less capital gains taxes, after transfers to interest maintenance reserve	608	297	(554)

Net income	$3,456	$1,972	$540

Statutory-basis statements of changes in capital and contingency reserves	| Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,

(Dollars in millions)	2006	2005	2004

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income	$3,456	$1,972	$540
Net unrealized capital gains on investments	398	497	751
Change in the asset valuation reserve	(689)	(305)	(455)
Change in net deferred federal income tax asset	(1,154)	110	267

Change in non-admitted assets:
Net deferred federal income tax asset	1,155	(171)	(136)
Other	(6)	(107)	6
Cumulative effect of change in accounting principle	—	55	—
Change in contingency reserves as a result of reinsurance	(13)	(17)	(17)
Other, net	11	(19)	(20)

NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	3,158	2,015	936
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	13,192	11,177	10,241

CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$16,350	$13,192	$11,177

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS	TIAA Access: TIAA Separate Account VA-3 Statement of Additional Information | B-9

Statutory-basis statements of cash flow | Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,

(Dollars in millions)	2006	2005	2004

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$11,153	$10,860	$9,493
Miscellaneous income	106	72	195
Net investment income	10,296	9,932	9,393

Total Receipts	21,555	20,864	19,081

Policy and contract benefits	9,788	7,954	6,830
Dividends paid to policyholders	1,849	1,830	1,844
Operating expenses	674	591	740
Federal income tax (benefit)	(62)	(15)	(68)
Net transfers to separate accounts	1,904	2,068	1,727

Total Disbursements	14,153	12,428	11,073

Net cash from operations	7,402	8,436	8,008

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	17,210	17,386	20,595
Stocks	2,269	1,307	1,148
Mortgages and real estate	4,388	4,840	4,056
Miscellaneous proceeds	2,112	1,980	1,230
Cost of investments acquired:
Bonds	20,425	24,832	28,550
Stocks	1,582	1,276	1,542
Mortgages and real estate	3,612	4,544	4,699
Miscellaneous applications	2,582	2,532	1,959

Net cash from investments	(2,222)	(7,671)	(9,721)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(3)	(9)	—
Net collateral for security lending disbursements	(3,460)	(84)	—
Other cash provided (applied)	(77)	(295)	1,077

Net cash from financing and other	(3,540)	(388)	1,077

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	1,640	377	(636)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	824	447	1,083

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$2,464	$824	$447

B-10 | Statement of Additional Information TIAA Access: TIAA Separate Account VA-3	SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006

Note 1—organization

          Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

          The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“NY SAP”).

          The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the NY SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by NY SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2006	2005	2004

Net Income, NY SAP	$2,334	$2,001	$540
NY SAP Prescribed or Permitted Practices:
Additional Reserves for:
Term Conversions	1	—	1
Deferred and Payout Annuities issued after 2000	374	395	413

Net Income, NAIC SAP	$2,709	$2,396	$954

Contingency Reserves, NY SAP	$15,279	$13,220	$11,174
NY SAP Prescribed or Permitted Practices:
Goodwill Limitation	34	—	—
Additional Reserves for:
Term Conversions	9	8	8
Deferred and Payout Annuities issued after 2000	2,895	2,521	2,126

Contingency Reserves, NAIC SAP	$18,217	$15,749	$13,308

          Application of Accounting Pronouncements: In 2004, the Company adopted the statutory accounting guidance contained in SSAP No. 87, Capitalization Policy and INT 04-17: Impact of Medicare Modernization Act on Postretirement Benefits. These accounting changes were implemented as a change in accounting principle in order to conform to the provisions of the NAIC SAP, as adopted by the Department. These changes were effective as of January 1, 2004 and had no material effect on the Company’s financial statements. Note 11 contains additional information about the Medicare Modernization Act.

          Beginning January 1, 2005, the Company implemented SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46. As a result of this new guidance, the Company now records its equity investment in its investment subsidiaries based on audited GAAP equity. Previous statutory accounting guidance required the insurer to make statutory adjustments to convert GAAP equity to a statutory equity basis. As a consequence of this change, prepaid expenses and leasing commissions recorded as assets under GAAP, for investment subsidiaries that contain real estate, are admitted and included on the balance sheets. The initial application of this standard resulted in a $55 million increase in the carrying value of the investment subsidiaries and to the Company’s net admitted assets and aggregate write-ins for special surplus funds at January 1, 2005.

          Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its 2006 NY SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the NY SAP as originally filed and these audited financial statements are shown below (in millions):

	Net Income	Capital and Contingency Reserves

NY SAP—as filed	$2,334	$15,282
Adjustment to Current Federal Income Taxes	1,122	1,122
Change to Deferred Income Taxes	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	1,063

Audited Financial Statements	$3,456	$16,350

          Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

          Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into investment income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information | B-11

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

          The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

          The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

          Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value except for loan-backed and structured securities, which are written down to the sum of their undiscounted expected future cash flows. Management considers available evidence to evaluate the potential impairment of its investments. If the decline in the fair value of the investment is deemed to be other than temporary, a write-down is recognized as a realized loss.

          Cash, Cash Equivalents and Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not in default are stated at amortized cost using the interest method. Short-term investments in default are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

          Bonds: Bonds not backed by loans and not in default are stated at amortized cost using the interest method. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value determined by quoted market prices or an independent pricing service. For other-than-temporary impairments, the cost basis of bonds is written down to fair Yvalue, with the resulting change recognized as a realized loss.

          Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

          Common Stock: Unaffiliated common stocks are stated at fair value.

          Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

B-12 | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

          Real Estate: Real estate occupied by the Company and real estate held for the production of income are carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

          Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

          Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

          Contract Loans: Contract loans are stated at outstanding principal balances.

          Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. The Company’s investments in the TIAA-CREF Mutual Funds (“Retail Funds”), TIAA-CREF Institutional Mutual Funds (“Institutional Funds”), and TIAA-CREF Life Funds are stated at fair value.

          Securities Lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continues to receive income on the loaned securities. The Company’ securities lending program was discontinued in 2006.

          Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

          Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 7.

          Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets in accordance with NY SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled $90 million and $118 million at December 31, 2006 and 2005, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as the deferred federal income tax (“DFIT”) asset, furniture and fixtures, and various receivables, are also designated as non-admitted assets. The non-admitted portion of the DFIT asset was $2,022 million and $3,177 million at December 31, 2006 and 2005, respectively. The other non-admitted assets were $295 million and $261 million at 2006 and 2005, respectively. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

          Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

          Accumulated depreciation of EDP equipment and computer software was $297 million and $241 million at December 31, 2006 and 2005, respectively. Related depreciation expenses allocated to TIAA were $22 million, $16 million and $14 million in 2006, 2005 and 2004, respectively. Accumulated depreciation of all fur-

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information | B-13

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

niture and equipment and leasehold improvements, which is non-admitted, was $269 million and $228 million at December 31, 2006, and 2005, respectively. Related depreciation expenses allocated to TIAA was $20 million, $17 million and $5 million in 2006, 2005 and 2004, respectively. In 2004, the Company adopted higher capitalization thresholds, starting at $1 million, and more uniform amortization periods as a part of implementing statutory guidance effective in 2004.

          Premium Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

          Policy and Contract Reserves: TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

          Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

          Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (“Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

          Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2006 or 2005.

          Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

          Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain prior year amounts in the financial statements have been reclassified to conform to the 2006 presentation. These reclassifications did not affect the total assets, liabilities, net income or contingency reserves previously reported.

Note 3—investments

          The disclosures below provide information grouped within the following asset categories: A) bonds, preferred stocks and common stocks; B) mortgage investments; C) real estate investments; D) investment subsidiaries and affiliates; E) other long term investments; and F) commitments.

A. BONDS, PREFERRED STOCKS, AND COMMON STOCKS:

          The amortized cost and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

		Gross Unrealized

	Cost**	Gains	Losses	Estimated Fair Value

December 31, 2006
U.S. Government	$1,393	$31	$(3)	$1,421
All Other Governments	922	113	(2)	1,033
States, Territories & Possessions	942	164	(7)	1,099
Political Subdivisions of States, Territories & Possessions	19	3	—	22
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,164	499	(359)	25,304
Public Utilities	4,831	231	(90)	4,972
Industrial & Miscellaneous	88,504	2,549	(1,273)	89,780

Total Bonds	121,775	3,590	(1,734)	123,631
Preferred Stocks	4,564	128	(62)	4,630
Common Stocks Unaffiliated	1,129	166	(12)	1,283
Common Stocks Affiliated***	2,768	2,510	—	5,278

Total Bonds and Stocks	$130,236	$6,394	$(1,808)	$134,822

December 31, 2005
U.S. Government	$966	$33	$(6)	$993
All Other Governments	1,011	128	(2)	1,137
States, Territories & Possessions	964	201	(1)	1,164
Political Subdivisions of States, Territories & Possessions	19	4	—	23
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	23,514	544	(306)	23,752
Public Utilities	4,860	323	(38)	5,145
Industrial & Miscellaneous	90,529	3,303	(1,051)	92,781

Total Bonds	121,863	4,536	(1,404)	124,995
Preferred Stocks	1,324	32	(50)	1,306
Common Stocks Unaffiliated	245	87	(32)	300
Common Stocks Affiliated***	3,513	—	—	3,513

Total Bonds and Stocks	$126,945	$4,655	$(1,486)	$130,114

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

***

Also reported in Note 3D Subsidiaries and Affiliates. For 2006, Common Stock Affiliated entities that contained real estate utilized new valuation methodologies based on the real estate assets held by the subsidiary. In 2005, the carrying values were considered reasonable estimates of fair value.

B-14 | Statement of Additional Information  TIAA Access:TIAA Separate Account VA-3

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

IMPAIRMENT REVIEW PROCESS

          All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS, PREFERRED STOCKS AND COMMON STOCKS

          The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2006
Less than twelve months:
Bonds	$24,744	$(380)	$24,364
Preferred Stocks	1,737	(43)	1,694
Common Stocks	76	(12)	64

Total less than twelve months	26,557	(435)	26,122

Twelve months or more:
Bonds	35,790	(1,354)	34,436
Preferred Stocks	273	(19)	254
Common Stocks	10	—	10

Total twelve months or more	36,073	(1,373)	34,700

Total—All bonds, preferred & common stocks	$62,630	$(1,808)	$60,822

**	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2005
Less than twelve months:
Bonds	$41,291	$(899)	$40,392
Preferred Stocks	464	(36)	428
Common Stocks	28	(10)	18

Total less than twelve months	$41,783	$(945)	$40,838

Twelve months or more:
Bonds	$9,237	$(505)	$8,732
Preferred Stocks	113	(14)	99
Common Stocks	36	(22)	14

Total twelve months or more	9,386	(541)	8,845

Total—All bonds, preferred & common stocks	$51,169	$(1,486)	$49,683

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

          For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in mortgage-backed securities (27%), asset-backed securities (19%), manufacturing (13%), finance (13%), public utilities (10%), oil and gas (4%), services (4%), and other securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held fifteen securities where each had a gross unrealized loss greater than $5 million at December 31, 2006. One of these securities remained below cost by 20% or more for twelve months or greater. The security was an asset-backed security and the estimated undiscounted future cash flows support the current carrying value.

          For 2005, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (30%), mortgage-backed securities (20%), manufacturing (17%), finance (14%), services (4%), and other securities (15%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-four securities where each had a gross unrealized loss greater than $5 million at December 31, 2005. Eleven of these securities remained below cost by 20% or more for twelve months or greater. Seven of these securities were asset-backed securities and the estimated future cash flows supported the carrying value of each security.

SCHEDULED MATURITIES FOR BONDS

          The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2006, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value

Due in one year or less	$1,520	$1,559
Due after one year through five years	10,831	11,161
Due after five years through ten years	24,504	24,683
Due after ten years	25,610	26,620

Subtotal	62,465	64,023
Residential mortgage-backed securities	31,777	31,793
Commercial mortgage-backed securities	19,020	19,240
Asset-backed securities	8,513	8,575

Total	$121,775	$123,631

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information | B-15

Notes to statutory-basis financial statements	|	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

          Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $4 billion. Ninety-five percent (95%) of the sub-prime securities were rated single A or better.

          Included in the preceding table are long-term bonds in or near default with an original par amount of $1,303 million that have been written down to a statutory carrying value of $217 million. The bonds are categorized based on contractual maturity as follows: $10 million due in one year or less, $42 million due after one year through five years, $27 million due after five years through ten years, $127 million due after ten years, $2 million of residential mortgage-backed securities, $8 million of commercial mortgage-backed securities and $1 million of asset-backed securities.

BOND CREDIT QUALITY AND DIVERSIFICATION

          At December 31, 2006 and 2005, 94.5% and 93.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2006	2005

Residential mortgage-backed securities	26.1%	23.9%
Commercial mortgage-backed securities	15.6	14.1
Manufacturing	10.4	10.4
Finance and financial services	10.1	12.4
Asset-backed securities	7.0	9.7
Public utilities	6.9	6.4
Government	4.7	4.2
Communications	4.0	4.5
Oil and gas	3.9	3.4
Real estate investment trusts	3.1	2.7
Services	2.8	2.7
Revenue and special obligations	2.1	2.2
Retail and wholesale trade	2.0	2.1
Transportation	1.3	1.3

Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

          During 2006 and 2005, the Company recorded bonds and stocks acquired through troubled debt restructurings with the book value aggregating $8 million and $68 million, respectively, of which $3 million and $57 million were acquired through non-monetary transactions, respectively. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as realized capital loss. During 2006 and 2005, the Company also acquired bonds and stocks through exchanges aggregating $990 million and $2,134 million, of which $25 million and $1 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2006 and 2005, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $35 million and $27 million, respectively.

          Debt securities of $8 million at December 31, 2006 and 2005, respectively, were on deposit with governmental authorities or trustees, as required by law.

          In second quarter 2006 the Company discontinued the securities lending program. At December 31, 2005 the Company had securities loaned with a carrying value of $3,250 million, fair value of $3,364 million and received cash collateral of $3,460 million. Income generated from securities lending was $3 million, $8 million and $9 million, for the years ended 2006, 2005 and 2004, respectively.

          For the years ended December 31, 2006 and 2005, the carrying amount of bonds and stocks denominated in a foreign currency was $3,873 million and $3,195 million, respectively. Bonds that totaled $1,408 million and $1,024 million at December 31, 2006 and 2005, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

          The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2006, the Company changed from the retrospective method to the prospective method due to negative yields on specific structured securities totaling $9 million. This change was in accordance with SSAP 43. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

B. MORTGAGE INVESTMENTS:

          The Company issues mortgages that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans). The coupon rates for non mezzanine commercial mortgages acquired during 2006 ranged from 5.10% to 7.08%.

          The Company also issues mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The coupon rate for mezzanine real estate loans issued during 2006 ranged from 5.58% to 6.40%.

          For the years ended December 31, 2006 and 2005, the carrying value of mezzanine real estate loans was $867 million and $637 million, respectively.

MORTGAGE IMPAIRMENT REVIEW PROCESS

          The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages with impaired values at December 31, 2006 and 2005 have been written down to net realizable values based upon independent appraisals of the

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Notes to statutory-basis financial statements	|	Teachers Insurance and Annuity Association of America December 31, 2006	continued

collateral, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2006	2005	2004

Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$185
Related temporary allowances for credit losses	—	—	(30)
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	1,031	92	358
Related write-downs for other-than-temporary impairments	(26)	(3)	(142)
Average investments in impaired mortgages	179	380	669
Interest income recognized on impaired mortgages during the period	5	21	57
Interest income recognized on a cash basis during the period	6	24	61

          The activity affecting the allowance for credit losses on mortgages was as follows (in millions):

	2006	2005

Balance at the beginning of the year	$—	$30
Provisions for losses charged against contingency reserves	8	—
Write-downs for other-than-temporary impaired assets charged against the allowance	(2)	(23)
Recoveries of amounts previously charged off	(6)	(7)

Balance at the end of the year	$—	$—

          There were no mortgages with restructured or modified terms at December 31, 2006. At December 31, 2005, the aggregate carrying value of mortgages with restructured or modified terms was $198 million. For the years ended December 31, 2006, 2005 and 2004, the investment income earned on such mortgages were $0, $11 million and $16 million, respectively, which would have been approximately $0, $17 million and $22 million, respectively, if they had performed in accordance with their original terms. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. At December 31, 2006 and 2005, the carrying values of mortgages held with interest more than 180 days past due, excluding accrued interest, were $0 and $0, respectively. Total interest due on mortgages with interest more than 180 days past due was $0 in both 2006 and 2005. During 2006, the Company did not reduce the interest rate of outstanding loans.

MORTGAGE DIVERSIFICATION

          At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

	2006	2005

Property Type
Shopping centers	34.8%	32.0%
Office buildings	33.8	38.0
Industrial buildings	14.3	13.0
Mixed-use projects	6.7	7.1
Apartments	6.2	6.0
Hotel	3.7	3.2
Other	0.5	0.7

Total	100.0%	100.0%

	2006	2005

Geographic Region
Pacific	28.9%	28.6%
South Atlantic	23.3	23.7
North Central	13.7	15.4
Middle Atlantic	11.5	10.8
South Central	10.2	9.0
Mountain	5.3	6.0
New England	4.5	4.4
Other	2.6	2.1

Total	100.0%	100.0%

          At December 31, 2006 and 2005, approximately 22.0% and 21.8% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

SCHEDULED MORTGAGE MATURITIES

          At December 31, 2006, contractual maturities for mortgages were as follows (in millions):

Carrying Value

Due in one year or less	$947
Due after one year through five years	9,833
Due after five years through ten years	11,836
Due after ten years	1,140

Total	$23,756

          Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

MORTGAGE—OTHER DISCLOSURES

          Mortgages that totaled $222 million and $240 million at December 31, 2006 and 2005, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

          For the years ended December 31, 2006 and 2005, the carrying value of mortgages denominated in foreign currency was $577 million and $433 million, respectively.

          The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

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Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

C. REAL ESTATE INVESTMENTS:

          The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the realizability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2006 and 2005 were $2 million and $11 million, respectively, and these amounts are included in the impairment table in Note 4. The 2006 other-than-temporary impairments were recorded on properties that were not expected to be held until recovery. At December 31, 2006 and 2005, TIAA’s directly owned real estate investments of $1,455 million and $1,618 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $166 million and $188 million, respectively.

REAL ESTATE DIVERSIFICATION

          At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

	2006	2005

Property Type
Office buildings	60.5%	63.7%
Industrial buildings	17.9	17.1
Mixed-use projects	17.4	15.8
Apartments	1.8	1.7
Land held for future development	2.1	1.5
Income-producing land underlying improved real estate	0.3	0.2

Total	100.0%	100.0%

	2006	2005

Geographic Region
South Atlantic	47.2%	45.0%
North Central	16.0	14.2
Pacific	12.7	11.0
Mountain	2.3	9.1
South Central	9.1	9.0
Other	8.8	8.1
Middle Atlantic	3.9	3.6

Total	100.0%	100.0%

          At December 31, 2006 and 2005, approximately 19.0% and 19.1% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

REAL ESTATE—OTHER DISCLOSURES

          Depreciation expense on directly owned real estate investments for the years ended December 31, 2006, 2005 and 2004, was $50 million, $53 million and $52 million, respectively; the amount of accumulated depreciation at December 31, 2006 and 2005 was $275 million and $245 million, respectively.

          For the years ended December 31, 2006 and 2005, the amount of real estate property acquired via the assumption of debt or in satisfaction of debt was $0 and $113 million, respectively.

          The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

          The Company does not engage in retail land sales operations.

D. SUBSIDIARIES AND AFFILIATES:

          TIAA’s investment subsidiaries and affiliates, which have been created for legal or other business reasons, are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc, TIAA Realty, Inc, WRC Properties, Inc, and 485 Properties, LLC. The Company’s share of net carrying values of investment subsidiaries and affiliates at December 31, 2006 and 2005 was $3,921 million and $4,549 million, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is reported as affiliated common stock or as other long-term investments. Other-than-temporary impairments of investment subsidiaries and affiliates for the years ended December 31, 2006 and 2005 were $11 million and $94 million, respectively. Most of the 2006 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and that were written down $10 million based on external appraisal values or estimated net sales price. Included in TIAA’s net investment income is income distributed from investment subsidiaries and affiliates of $191 million, $286 million and $217 million for the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amount due from (to) investment subsidiaries and affiliates was $(19) million and $20 million, respectively. For the years ended December 31, 2006 and 2005, capital contributions were $231 million and $915 million, and return of capital was $992 million and $1,209 million, respectively.

          TIAA’s only insurance subsidiary is TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), which became a direct wholly-owned subsidiary of TIAA as of December 31, 2005. At December 31, 2006 and 2005, the carrying value of the Company’s equity in TIAA-CREF Life was approximately $341 million and $321 million, respectively. There was no impairment of the insurance subsidiary for the year ended December 31, 2006. No income from the insurance subsidiary was included in TIAA’s net investment income for the years ended December 31, 2006, 2005 and 2004, respectively. The Company had net amounts due from the insurance subsidiary of $33 million and $2 million as of December 31, 2006 and 2005, respectively.

          TIAA’s operating subsidiaries primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Institutional & Services LLC, TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), and TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and TIAA Realty Capital Management, LLC (“TRCM”) which are wholly-owned subsidiaries of TIAA.

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Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          The Company’s share of net carrying values of unconsolidated operating subsidiaries at December 31, 2006 and 2005 was $871 million and $799 million, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is reported as affiliated common stock or as other long-term investments. Other-than-temporary impairments of operating subsidiaries for the years ended December 31, 2006 and 2005 were $36 million and $53 million, respectively. The 2006 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered. Included in net investment income is income distributed from operating subsidiaries of $3 million, $7 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively. The Company had net amounts due from operating subsidiaries of $58 million and $84 million, as of the year ended at December 31, 2006 and 2005, respectively. For the years ended December 31, 2006 and 2005, the capital contributions were $82 million and $35 million and return of capital was $3 million and $0, respectively.

          TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. No principal or interest was outstanding as of December 31, 2006 and 2005. As of December 31, 2006 there were no draw downs. During February, 2007, TGM utilized $400 million of the revolving line of credit.

          In October 2004, TIAA extended a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2006, there were three draw downs totaling $18 million. At December 31, 2006, outstanding principal plus accrued interest totaled $1 million.

          The Company does not have any material exposure to sub-prime investments in its subsidiaries.

          Mutual Funds: As of December 31, 2006 and 2005, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $759 million and $468 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

E. OTHER LONG-TERM INVESTMENTS:

          The components of TIAA’s carrying value in other long-term investments at December 31, were (in millions):

	2006	2005

Unaffiliated Other Invested Assets	$4,233	$3,323
Affiliated Other Invested Assets	2,365	2,631
Other Assets	774	729

Total other long-term investments	$7,372	$6,683

          Unaffiliated other invested assets are limited partnership investments in private equity funds and joint ventures. Affiliated other invested assets are subsidiaries and affiliates. Other assets consist primarily of contract loans. For the years ended December 31, 2006 and 2005, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $45 million and $73 million, respectively.

          For the years ended December 31, 2006 and 2005, other long-term investments denominated in foreign currency were $752 million and $661 million, respectively.

F. COMMITMENTS:

          The outstanding obligation for future investments at December 31, 2006, is shown below by asset category (in millions):

	2007	2008	In later years	Total Commitments

Bonds	$147	$—	$—	$147
Mortgages	709	117	—	826
Real estate	17	—	—	17
Common stocks	265	54	35	354
Other long-term investments	2,429	1,097	1,584	5,110

Total	$3,567	$1,268	$1,619	$6,454

          The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

          In addition to the amounts in the above table, the Company is a limited partner in the Hines Development Fund Limited Partnership (the “Development Fund”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $99 million as of December 31, 2006. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

G. LOW INCOME HOUSING TAX CREDITS (LHITC):

          TIAA has no investments in low income housing tax credit properties that are currently subject to regulatory review. The Company has no investments in low income housing tax credit companies that exceed 10% of admitted assets.

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Notes to statutory-basis financial statements	|	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in millions):

	2006	2005	2004

Bonds	$7,536	$7,519	$7,160
Mortgages	1,781	1,799	1,796
Real estate	244	278	293
Stocks	368	400	269
Other long-term investments	635	411	214
Cash, cash equivalents and short-term investments	46	23	35
Other	4	3	3

Total gross investment income	10,614	10,433	9,770
Less securities lending expenses	(13)	(126)	(48)
Less investment expenses	(423)	(455)	(440)

Net investment income before amortization of net IMR gains	10,178	9,852	9,282
Plus amortization of net IMR gains	135	133	172

Net investment income	$10,313	$9,985	$9,454

          Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $2 million, $2 million and $14 million during 2006, 2005 and 2004, respectively.

          Future rental income expected to be received during the next five years under existing real estate leases (including subsidiaries and affiliates) in effect as of December 31, 2006 (in millions).

	2007	2008	2009	2010	2011

Future rental income	$416	$378	$337	$294	$239

          Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs of investments for the years ended December 31, were as follows (in millions):

	2006	2005	2004

Bonds	$125	$64	$198
Mortgages	(31)	6	(74)
Real estate	70	283	13
Stocks	407	112	159
Other long-term investments	50	(39)	(485)
Cash, cash equivalents and short-term investments	7	(5)	2

Total before capital gains taxes and transfers to the IMR	628	421	(187)
Transfers to IMR	(20)	(124)	(367)

Net realized capital gains (losses) less capital gains taxes, after transfers to the IMR	$608	$297	$(554)

          Write-downs of investments resulting from other-than-temporary impairments, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2006	2005	2004

Other-than-temporary impairments:
Bonds	$109	$214	$277
Mortgages	27	20	105
Real estate	2	11	1
Stocks	33	121	46
Other long-term investments	45	93	428

Total	$216	$459	$857

          The Company did not have any restructured mortgages during 2006 and 2005, therefore there were no related losses recognized. During 2004, the Company recognized losses in the amount of $18 million on mortgages whose terms were restructured, which are included in the preceding table.

          Proceeds from sales of long-term bond investments during 2006, 2005 and 2004 were $9,275 million, $5,547 million and $6,196 million respectively. Gross gains of $327 million, $262 million and $448 million and gross losses, excluding impairments considered to be other-than-temporary, of $172 million, $76 million and $41 million were realized on these sales during 2006, 2005 and 2004, respectively.

          Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31, were as follows (in millions):

	2006	2005	2004

Bonds	$220	$(317)	$170
Mortgages	3	12	78
Stocks	173	60	74
Other long-term investments	2	741	427
Cash, cash equivalents & short-term investments	—	1	2

Total	$398	$497	$751

Note 5—securitizations

          When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities, (“SPEs/QSPEs”), that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

          The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs since 2002. Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

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Notes to statutory-basis financial statements	|	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 1999 (in millions):

					Sensitivity Analysis of Key Assumptions used for Fair Value

Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse

1999	Mortgages	$240	$237(a	)	$(1)	$(2)
2000	Bonds	74	75(b	)	(3)	(6)
2001	Bonds	247	278(c	)	(8)	(15)
2002	Bonds	27	23(d	)	(1)	(2)

          The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2006 was as follows:

a)

The retained interests securitized in 1999 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at an interpolated Treasury rate of 5.05% based on projected remaining average life of 0.76 years plus credit spreads of 66 to 83 basis points. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate. The weighted average life of these retained interests is approximately nine months.

b)

The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 5.80% to 11.00% based upon assumptions of the credit quality of the underlying assets. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate. Weighted average lives for these interests range from two to seven years.

c)

The retained interests securitized in 2001 were valued using discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 5.26% to 22.00%. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

d)

The retained interests securitized in 2002 were valued utilizing a discounted cash flow methodology. Cash flows are discounted at 14% and a weighted average life for these retained interests of approximately 5.4 years. The fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

          Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumption, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 6—disclosures about fair value of financial instruments

          The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2006 and 2005 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value

	(In Millions)
December 31, 2006
Assets
Bonds	121,775	123,631
Mortgages	23,756	24,117
Common stocks	4,050	6,561
Preferred stocks	4,554	4,630
Cash, cash equivalents and short-term investments	2,464	2,464
Contract loans	732	732
Derivative financial instruments	29	35
Separate account assets	15,384	15,384
Liabilities
Liability for deposit-type contracts	428	428
Derivative financial instruments	581	650
Separate account liabilities	15,384	15,384

December 31, 2005
Assets
Bonds	121,863	124,995
Mortgages	24,353	25,221
Common stocks	3,813	3,813
Preferred stocks	1,295	1,306
Cash, cash equivalents and short-term investments	824	824
Contract loans	638	638
Derivative financial instruments	82	77
Separate account assets	11,651	11,651
Liabilities
Liability for deposit-type contracts	416	416
Derivative financial instruments	374	549
Separate account liabilities	11,651	11,651

          Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

          The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in millions):

	2006		2005

	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Publicly traded bonds	$87,509	$88,649	$92,179	$94,216
Privately placed bonds	34,266	34,982	29,684	30,779

Total bonds	$121,775	$123,631	$121,863	$124,995

          Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

          Common Stocks, Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were

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Notes to statutory-basis financial statements	|	Teachers Insurance and Annuity Association of America December 31, 2006	continued

considered reasonable estimates of fair value, except for Common Stock Affiliated. In 2006, the Company estimates the fair value of its common stock affiliated real estate entities by determining the fair value of the underlying real estate assets of the affiliated entities.

          Preferred Stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

          Insurance and Annuity Contracts: TIAA’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

          Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value, which is reasonable because the carrying value is payable upon demand.

          Derivative Financial Instruments: The fair values of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair values of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates from TIAA’s counterparties.

Note 7—derivative financial instruments

          The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA–or better at the date of a transaction) and monitors counter-party credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA’s coun-terparty credit risk is limited to the net positive fair value of its derivative positions for each individual counter-party, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

          Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance. The net unrealized losses for the year ended December 31, 2006, from a foreign currency swap contract that do not qualify for hedge accounting treatment was $252 million.

          Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2006, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $20 million.

          Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter-party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31, 2006, from interest rate swap contracts that do not qualify for hedge accounting treatment was $5 million.

          Interest Rate Cap Contracts: TIAA purchases interest rate cap contracts to hedge against the market risk of a rising interest rate environment as part of the Company’s asset and liability management program for certain interest sensitive products. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. Interest rate cap contracts are generally carried at fair value. There are no interest rate caps outstanding as of December 31, 2006.

          Credit Default Swap Contracts: As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on single

B-22  | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

name credit and credit indices to earn a premium by essentially issuing “insurance” to the buyer of default protection. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counter-party risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The Company also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counter-party is expensed. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31, 2006, from credit default swap contracts that do not qualify for hedge accounting treatment was $3 million.

          During 2006, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $7 million in assets

		2006			2005

		(In Millions)

		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Foreign currency swap contracts	Assets	768	18	17	1,128	75	51
	Liabilities	2,554	(543)	(620)	1,979	(342)	(507)

	Subtotal	3,322	(525)	(603)	3,107	(267)	(456)
Foreign currency forward contracts	Assets	125	2	2	138	6	6
	Liabilities	244	(24)	(24)	156	(23)	(26)

	Subtotal	369	(22)	(22)	294	(17)	(20)
Interest rate swap contracts	Assets	164	9	9	357	—	13
	Liabilities	399	(6)	(6)	409	(2)	(6)

	Subtotal	563	3	3	766	(2)	7
Credit default swap contracts (RSAT)	Assets	426	—	7	550	—	4
	Liabilities	1,174	(2)	6	674	(2)	(1)

	Subtotal	1,600	(2)	13	1,224	(2)	3
Credit default swap contracts (other)	Assets	—	—	—	159	—	(2)
	Liabilities	328	(6)	(6)	344	(4)	(4)

	Subtotal	328	(6)	(6)	503	(4)	(6)
Total Derivatives	Assets	1,532	29	35	2,021	82	77
	Liabilities	4,650	(581)	(650)	3,873	(374)	(549)

	Total	6,182	(552)	(615)	5,894	(292)	(472)

Note 8—separate accounts

          The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

          The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 90% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

          Other than the guarantees disclosed in Note 16, the Company does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information |  B-23

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

	Non-guaranteed Separate Accounts

	2006	2005

Premiums and considerations	$3,356	$2,946
Reserves:
For accounts with assets at:
Fair value	15,126	11,475
Amortized cost	—	—

Total reserves	$15,126	$11,475
By withdrawal characteristics:
At fair value	15,126	11,475

Total reserves	$15,126	$11,475

          The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2006	2005

Transfers as reported in the Summary of Operations of the
Separate Accounts Statement:
Transfers to Separate Accounts	$3,647	$3,089
Transfers from Separate Accounts	(1,741)	(1,018)

Net transfers to or (from) Separate Accounts	$1,906	$2,071
Reconciling Adjustments:
Fund transfer exchange gain/loss	$(3)	$1

Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,903	$2,072

Note 9—management agreements

          Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,113 million to its various subsidiaries and affiliates during 2006. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

          Services necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), which provide investment advisory, administrative and distribution services for CREF on an at-cost basis. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $889 million, $729 million and $673 million in 2006, 2005 and 2004, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

          Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 as well as registered securities for certain proprietary funds.

          All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

Note 10—federal income taxes

          By charter, TIAA is a Stock Life Company that operates on a non-profit basis and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code (the “Code”). Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

          Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $23 million and $(16) million at December 31, 2006 and 2005, respectively. The affiliates that file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company
TIAA-CREF Enterprises, Inc.
Dan Properties, Inc.
JV Georgia One, Inc.
Teachers Michigan Properties, Inc.
JV Minnesota One, Inc.
JWL Properties, Inc
Liberty Place Retail, Inc.
MOA Enterprises, Inc.
ND Properties, Inc.
Savannah Teachers Properties, Inc.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Service, Inc.
T-Investment Properties Corp.
T-Land Corp.
WRC Properties, Inc.
TIAA-CREF Tuition Financing, Inc.
TIAA-CREF Trust Company, FSB
MOA Investors I, Inc.
730 Texas Forest Holdings, Inc.
TIAA Global Markets, Inc.
T-C Sports Co., Inc.
TREA 10 Schalks Crossing Road, Inc.
TIAA Board of Overseers

          TIAA reported a loss on its 2005 federal tax return and expects to report a tax loss for 2006 as a result of net operating losses primarily due to deductions for intangible assets and increases in policy and contract reserves. These reserve increases will reverse over time, thereby increasing TIAA’s taxable income in future years.

B-24 | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          A reconciliation of TIAA’s statutory tax rate to its actual federal income tax rate was as follows:

	For the Years Ended December 31,

	2006	2005	2004

Net gain from operations	$2,254	$2,201	$1,666
Statutory rate	35%	35%	35%

Tax at statutory rate	$789	$770	$583
Investment items	(242)	(139)	(176)
Consolidation and dividends from subsidiaries	(48)	(121)	(89)
Amortization of interest maintenance reserve	(47)	(47)	(60)
Adjustment to policyholder dividend liability	17	(12)	(43)
Accrual of contingent tax for current year	467	564	629
Settlement of contingent tax exposure	(1,033)	—	—
Net operating loss carryforward utilized	(489)	(482)	(234)
Other	(8)	(7)	(38)

Federal income tax expense (benefit)	$(594)	$526	$572

Effective tax rate	(26.4%)	23.9%	34.3%

          The components of TIAA’s net deferred tax asset were as follows:

	2006	2005	Change

Gross deferred tax assets	$3,025	$4,141	$(1,116)
Gross deferred tax liabilities	(39)	(1)	(38)
Deferred tax assets, non-admitted	(2,022)	(3,177)	1,155

Net deferred tax asset, admitted	$964	$963	$1

          TIAA’s gross deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves and the provision for policyholder dividends payable in the following year. Gross deferred tax liabilities were primarily due to investment income due and accrued and market discount deferred on bonds. TIAA has no deferred tax liabilities that have not been recognized.

          At December 31, 2006, TIAA’s gross deferred tax asset of $3,025 million did not include any benefit from Net Operating Loss (“NOL”) carryforwards. Consistent with prior years, however, TIAA’s federal income tax return for 2006 will include a significant NOL carryforward as a result of tax deductions related to intangible assets. The NOL carryforward on TIAA’s 2006 federal income tax return is estimated to approximate $10.8 billion. These intangible asset tax deductions were not recognized as a benefit, because they were not eligible to be recorded for statutory financial statement purposes and, therefore, were not considered in TIAA’s gross deferred tax asset calculation. The Department concurred with this interpretation by TIAA. The NOL carryforward for tax purposes expires between 2013 and 2021. TIAA did not incur federal income taxes in the current or preceding years that would be available for recoupment in the event of future net losses.

          TIAA’s 1998 and 1999 tax returns representing the first years for which TIAA’s entire business operations were subject to federal income taxation, have been audited by the Internal Revenue Service (“IRS”). In April 2004, the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves.

          TIAA’s 2000, 2001, and 2002 tax returns have also been audited by the IRS. In April, 2006 the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $391 million for the 2000, 2001, and 2002 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves, which are the same issues raised in the 1998 and 1999 audit.

          TIAA’s management filed protests to the IRS’ adjustments in 2004 and in 2006, and entered into discussions with the IRS Appeals Division during 2005. On April 5, 2007, TIAA executed a partial settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273 million, reducing the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through future deductions over a 20 year period beginning on its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2002, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals. Management believes, however, that it is reasonable to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency.

          Disallowed deductions for certain intangible assets were set aside for future negotiations with the IRS. TIAA believes that its unresolved tax position is supported by substantial authority, and will continue to contest these adjustments through IRS appeals and judicial procedures, as needed. TIAA’s management believes that it will ultimately prevail to a significant degree. Nonetheless, TIAA’s management believes that the circumstances surrounding the tax claim by the IRS related to intangible deductions meet the conditions that require TIAA to establish a loss contingency for federal income taxes covering the years 1998-2006.

          Although the final resolution of the IRS’ asserted adjustments is uncertain, management’s current best estimate of the probable loss from this dispute with the IRS, given the current status of the tax claim, requires TIAA to hold a contingent tax provision of $ 659 million as of December 31, 2006, which is a reduction from the reserve of $1.2 billion established as of December 31, 2005. This reduction in the reserve resulted in a net benefit of $ 594 million, which is reflected in TIAA’s 2006 operations.

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information  | B-25

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

Note 11—pension plan and postretirement benefits

          Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

          TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $32 million, $28 million and $29 million in 2006, 2005 and 2004, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

          In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2006, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits

	12/31/2006	12/31/2005	12/31/2004

Change in benefit obligation
Benefit obligation at beginning of period	$102	$113	$81
Eligibility cost	3	3	3
Interest cost	5	5	5
Actuarial (gains) and losses	(1)	(14)	14
Benefit paid	(4)	(5)	(5)
Plan amendments	—	—	—
Special termination benefits	—	—	15

Benefit obligation at end of period	$105	$102	$113
Fair value of assets	—	—	—

Funded status	$(105)	$(102)	$(113)
Unrecognized initial transition obligation	5	5	6
Unrecognized net (gain) or losses	12	13	27

Accrued postretirement benefit cost	$(88)	$(84)	$(80)

          The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”). The obligation reported in the preceding table reflects the expected subsidy under the Act. The postretirement benefit obligation for non-vested employees was approximately $60 million at December 31, 2006 and approximately $55 million at December 31, 2005. The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $4 million, $3 million and $4 million for 2006, 2005 and 2004, respectively. The cost of postretirement benefits included a reduction arising from The Act subsidy of $3 million and $2 million for 2006 and 2005, respectively.

          The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits

	2006	2005	2004

Components of net periodic cost
Eligibility cost	$3	$3	$3
Interest cost	5	5	5
Amortization of transition obligation	1	1	1

Net periodic cost	$9	$9	$9

          The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits

	2006	2005	2004

Weighted-average assumption
Discount rate for benefit costs	5.50%	5.75%	6.25%
Discount rate for benefit obligations	5.75%	5.50%	5.75%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00–11.00%	5.00–10.00%	5.00–9.00%
Immediate Rate	11.00%	10.00%	9.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2013	2011	2009
Ultimate medical care cost trend rate after a three year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

          The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits

	2006	2005	2004

One percentage point increase
Increase in postretirement benefit obligation	$11	$10	$12
Increase in eligibility and interest cost	$1	$1	$1

One percentage point decrease
(Decrease) in postretirement benefit obligation	$(9)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

          The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)

2007	6
2008	7
2009	7
2010	7
2011	8
Total for 2011–2016	45

Medicare Part D Subsidy Receipts

2007	0.4
2008	0.4
2009	0.5
2010	0.6
2011	0.6
Total for 2011–2016	5.5

B-26 | Statement of Additional Information   TIAA Access: TIAA Separate Account VA-3

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

          The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

          The Company also provides an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

          The SERP provides an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts. The measurement date of the SERP liability is December 31, 2006.

          As of December 31, 2006, the accumulated benefit obligation totaled $49 million. The Company had an accrued pension cost of $35 million and an accrued additional minimum liability of $14 million. As of December 31, 2006, the projected benefit obligation for non-vested employees totaled $4 million.

          The SERP obligations were determined based upon a discount rate of 5.50% and a rate of compensation increase of 5.0%. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

          The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2006, the SERP expense totaled $7 million.

          Future benefits expected to be paid by the SERP are as follows (in millions):

1/1/2007 to 12/31/2007	$3
1/1/2008 to 12/31/2008	$3
1/1/2009 to 12/31/2009	$3
1/1/2010 to 12/31/2010	$4
1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2016	$18

Note 12—policy and contract reserves

          Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

          For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $0.1 million and $0.3 million at December 31, 2006 and December 31, 2005, respectively.

          For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

          The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

          In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 88% of annuity and supplementary contract reserves are based on the 1983 Table set back 9 or 10 years or the Annuity 2000 table set back 9, 10, or 12 years.

          Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31, are as follows (in millions):

	2006		2005

	Amount	Percent	Amount	Percent

Subject to Discretionary Withdrawal
At fair value	$15,126	9.6%	$11,475	7.7%
At book value without adjustment	25,194	16.1%	24,536	16.5%
Not subject to discretionary withdrawal	116,660	74.3%	112,379	75.8%

Total (gross)	156,980	100.0%	148,390	100.0%

Reinsurance ceded	—		—
Total (net)	$156,980		$148,390

          Annuity reserves and deposit-type contact funds and other liabilities without life or disability contingencies for the year ended December 31, are as follows (in millions):

	2006	2005

General Account:
Total annuities (excluding supplementary contracts) with life	$141,184	$136,250
Supplementary contracts with life contingencies	242	249
Deposit-type contracts	428	416

Subtotal	141,854	136,915
Separate Accounts:
Annuities	15,126	11,475

Total	$156,980	$148,390

          For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for

TIAA Access: TIAA Separate Account VA-3   Statement of Additional Information |  B-27

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

          Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.0%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.5% interest.

          Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

Note 13—reinsurance

          The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2006 and December 31, 2005, respectively. As of December 31, 2006 and December 31, 2005, TIAA had $1.4 billion and $2.7 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $25.3 million and $23.8 million at December 31, 2006 and December 31, 2005, respectively.

          For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

          During 2006 and 2005, the Company entered into retrocession agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and a combination of coinsurance and modified coinsurance arrangements. At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2006	2005	2004

Aggregated assumed premiums	$52	$164	$32
Reinsurance payable on paid and unpaid losses	1	1	—
Modified coinsurance reserves	162	142	3
Increase in policy and contract reserves	9	57	28
Funds withheld under coinsurance	14	11	—

          In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

          The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2006	2005	2004

Insurance and annuity premiums	$36	$38	$337
Policy and contract benefits	101	109	120
Increase in policy and contract reserves	32	(19)	194
Reserves for life and health insurance	923	890	909

Note 14—commercial paper program

          TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. As of December 31, 2006 and 2005, the Company had no outstanding obligations.

          The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 15—capital and contingency reserves and shareholders’ dividends restrictions

          The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in millions):

	2006	2005

Net unrealized capital gains	$398	$497
Asset valuation reserve	(689)	(305)
Deferred federal income tax	(1,155)	110
Non-admitted asset value	1,149	(278)
Effect of accounting principle	—	55
Provision of reinsurance	(13)	(17)
Other	11	(19)

          Capital: TIAA has 2,500 shares of class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

          Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of

B-28 | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	continued

the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA generally has not paid dividends to its shareholder and has no plans to do so in the current year.

          Restricted Common Stock and Preferred Stock: The Company does not have any restricted common stock or preferred stock.

Note 16—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

          TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2006, TGM had $2,259 million of outstanding debt and accrued interest.

          The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2006 under this agreement. TIAA-CREF Life maintains a $100 million unsecured 364-day revolving line of credit arrangement with TIAA. As of December 31, 2006, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps per annum on the undrawn amount. During 2006, there were 36 draw downs totaling $144 million that were repaid by December 31, 2006. As of December 31, 2006, outstanding principal plus accrued interest was $0.

          The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1 billion uncommitted line of credit to CREF, the Retail Funds and the Institutional Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of TIAA, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

          The Company has provided a letter of credit, not to exceed $1 million, for its subsidiary, TFI, in association with the State of California termination of their 529 Plan with the Company. The letter of credit is to be accessed only if TFI does not take all reasonable steps and render all assistance that may reasonably be required to facilitate a smooth transition of account data and information in its account management system.

          In October 2006, the Company advanced Services $15 million to be held in Services operating account to cover the temporary cash overdrafts incurred was due to the conversion to the new operating platform. The new operating platform automatically transfers collected cash each day from the various cash accounts, even though, the funds are not always immediately available and is causing Services to experience a temporary overdraft in the operating account. Services expects to notify its primary regulator that it is reducing its segregated cash account and repay the advance to the Company in early 2007.

          Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

          The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value. No amounts have been accrued under these guarantees at year-end.

          Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2006, the future minimum lease payments are estimated as follows (in millions):

Year	2007	2008	2009	2010	2011	Thereafter	Total

Amount	$34	34	24	22	13	40	$167

          Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2006, 2005 and 2004 was approximately $35 million, $24 million and $9 million, respectively.

          The Company transferred title to land and building located at 485 Lexington Avenue and 750 Third Avenue, New York, New York to 750-485 Fee Owner LLC, an entity formed by SL Green Corp, on July 28, 2004. The Company had leased and continued to operate the properties after closing pursuant to a Master Lease, which expired on December 31, 2005. The deposit method of accounting required that the Company defer recognition of the

TIAA Access: TIAA Separate Account VA-3  Statement of Additional Information | B-29

Notes to statutory-basis financial statements |	Teachers Insurance and Annuity Association of America December 31, 2006	concluded

gains from disposition of these properties until expiration of the lease. At December 31, 2005 the Company recognized the gain of $237 million on the sale.

          The Company’s lease obligation under the Master Lease was $30 million and $32 million for the year 2005 and 2004, respectively. Sublease rental income was $14 million and $13 million for the years 2005 and 2004, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

          In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indem-nifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the opinion of TIAA’s management that the fair value of such indemnifications are negligent and do not materially affect the Company’s financial position, results of operations or liquidity.

          Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 17—subsequent events

          On April 5, 2007 TIAA executed a partial settlement agreement with the Internal Revenue Service which resolved disputed amounts deducted on its 1998–2002 federal tax returns. The effect of this agreement has been reflected in TIAA’s balance sheet, the statement of operations, and the change in capital and contingency reserves, and is discussed in more detail in Footnote 10.

B-30 | Statement of Additional Information  TIAA Access: TIAA Separate Account VA-3

Part C - OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

            (a) Financial statements

            Part A: None

            Part B: Includes all required financial statements of Teachers Insurance and Annuity Association of America

       (b) Exhibits:

(1)	Resolutions of the Board of Directors of Teachers Insurance and Annuity
Association of America establishing the Registrant (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement
on Form N-4, Registration No. 333-134820 Filed September 29, 2006.)
(2)	None
(3)	Form of Distribution Agreement
(4)	(A)	RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration
Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)
	(B)	SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration
Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)
	(C)	GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration
Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)
(D)
GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration
Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

(5)	Form of Application

(6)	(A)	Charter of Teachers Insurance and Annuity Association of
America (Incorporated by reference to Registrant’s Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4,
Registration No. 333-134820 Filed September 29, 2006.)

	(B)	Bylaws of Teachers Insurance and Annuity Association of America (Incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4,
Registration No. 333-134820 Filed September 29, 2006.)
	(C)	Bylaws of Teachers Insurance and Annuity Association of America (as amended)

(7)	None

(8)	(A)	Form of Participation Agreement among Teachers Insurance and Annuity Association of America,
TIAA-CREF Institutional Mutual Funds, Teachers Advisors, Inc., and Teachers Personal Investors
Services, Inc. (Incorporated by reference to Registrant’s Post-Effective
Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed
December 22, 2006.)
	(B)	Form of Participation Agreement between Legg Mason Investor Services, LLC, Western Asset
Management Company, and Teachers Insurance and Annuity Association of
America(Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the
Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)
	(C)	Form of Participation Agreement between T. Rowe Price Investment Services, Inc., T. Rowe Price
Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by
reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form
N-4, Registration No. 333-134820 Filed December 22, 2006.)
	(D)	Form of Participation Agreement between Teachers Insurance and Annuity Association of
America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors,
Inc., American Funds Service Company, and Capital Research and Management
Company(Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the
Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)
	(E)	Form of Amendment to Participation Agreements re: Rule 22c-2

(9)	Opinion and consent of George W. Madison, Esquire (Incorporated by reference to Registrant’s Pre-Effective
Amendment No. 1 on Form N-4, Registration No. 333-134820 Filed September 29, 2006.)

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP

	(B)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
	(C)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
	(D)	Consent of George W. Madison, Esquire

(11)	None
(12)	None

Powers of
(13)	Attorney

Item 25.      Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	with Insurance Company

Herbert M. Allison, Jr.	Trustee, Chairman, President
TIAA-CREF	and Chief Executive Officer

Elizabeth E. Bailey	Trustee
John C. Hower Professor of
Public Policy and Management
The Wharton School
University of Pennsylvania

Robert C. Clark	Trustee
Distinguished Service Professor
Harvard Law School
Harvard University

Edward M. Hundert, M.D.	Trustee
President
Case Western Reserve University

Marjorie Fine Knowles	Trustee
Professor of Law
Georgia State University

Donald K. Peterson	Trustee
Chairman and Chief Executive Officer
Avaya Inc.

Dorothy K. Robinson	Trustee
Vice President and General Counsel
Yale University

Sidney A. Ribeau	Trustee
President, Bowling Green University

David L. Shedlarz	Trustee
Vice President of Pfizer Inc.

Leonard S. Simon	Trustee
Former Vice Chairman
Charter One Financial, Inc.

David F. Swensen	Trustee
Chief Investment Officer
Yale Investments Office

Ronald L. Thompson	Trustee
Chairman and Chief Executive Officer
Midwest Stamping and Manufacturing
Company

Marta Tienda
Maurice P. During ‘22 Professor in
Demographic Studies	Trustee
Woodrow Wilson School
Princeton University

Paul R. Tregurtha	Trustee
Chairman and Chief Executive Officer
Mormac Marine Group, Inc. and Moran
Transportation Company, Inc.; Vice
Chairman,
Interlake Steamship Company and
Lakes
Shipping Company

Rosalie J. Wolf	Trustee
Managing Partner
Botanica Capital Partners LLC

Gary Chinery	Vice President and Treasurer
TIAA-CREF

Scott C. Evans	Executive Vice President and
TIAA-CREF	Head of Asset Management

E. Laverne Jones	Vice President and Corporate
TIAA-CREF	Secretary

Georganne C. Proctor	Executive Vice President and Chief Financial Officer
TIAA-CREF

*	The principal business address for each individual is: TIAA-CREF 730 Third Avenue New York, New York 10017-3206

Item 26.	Persons Controlled by or under Common Control with the
Depositor or Registrant

The following companies are subsidiaries of Teachers Insurance and Annuity Association of America and are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

485 Properties, LLC
730 Texas Forest Holdings, Inc.
730 Texas Timberlands, Ltd.
730 Texas Timberlands II, Ltd.
Ataya Hardwoods, LLC
Bethesda ARC, LLC
Bethesda HARC, LLC
BISYS Crossings I, LLC
Boca 10 A & B LLC
Boca 10 C & D LLC
Boca 11 A LLC
Boca 54 Land Associates LLC
Boca 54 North LLC
Carillon Pointe, LLC
Ceres Agricultural Properties, LLC
CTG & P, LLC
DAN Properties, Inc.
GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Industrial Property Fund VI, LLC
JV Georgia One, Inc.
JV Minnesota One, Inc.
JWL Properties, Inc.
Kaspick & Company, LLC
Liberty Place Retail, Inc. (Pennsylvania non-stock, non-profit corporation)
Light Street Partners LLP (Partnership) (Maryland entity)
Light Street Partners Ballston, Inc.
Light Street Partners Ballston Limited Partnership
Lindmont Development, LLC
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
ND Properties, Inc.
ND La Jolla, LLC
ND-T Street, LLC
One Boston Place, LLC (Maryland entity)
One Boston Place Real Estate Investment Trust
Renewable Timber Resources, LLC
Savannah Teachers Properties, Inc.
Storage Portfolio I, LLC
Strategic Industrial Properties I, LLC
T-C SMA I, LLC
T-C Sports Co., Inc.
TCAM Core Property Fund LP
TCAM Core Property Fund GP LLC
TCAM Core Property Fund Operating GP LLC
TCAM Core Property Fund Operating LP
TCAM Core Property Fund REIT LLC
TCPC Associates, LLC
TCT Holdings, Inc.
T-Investment Properties Corp.

T-Land Corp.
T-Pointe, LLC
Teachers Advisors, Inc.
Teachers Belvidere Properties, LLC
Teachers Boca Properties II, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc. (Pennsylvania non-stock, non-profit corporation)
Teachers Personal Investors Services, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers West, LLC
TIAA 485 Boca 54 LLC
TIAA 485 Clarendon, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA Gemini Office, LLC
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial LLC
TIAA SF One, LLC
TIAA-Shenandoah, LLC
TIAA Stafford-Harrison, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Union Place Phase I, LLC
TIAA West Town Mall, LLC
TIAA-CREF Asset Management Core Property Fund LP
TIAA-CREF Enterprises, Inc.
TIAA-CREF Insurance Agency, LLC
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF International Investments Limited (formed in Jersey Channel Islands, UK)
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company (New York entity)
TIAA-CREF LPHC, LLC
TIAA-CREF Redwood, LLC
TIAA-CREF Trust Company, FSB (a Federal Savings Bank)
TIAA-CREF Tuition Financing, Inc.
TIAA-CREF U.S. Real Estate Fund I, L.P.
TIAA-CREF USREF I GP, LLC
TIAA-CREF USREF I REIT, LLC
TREA 10 Schalks Crossing Road, LLC
TREA 1401 H, LLC
TREA Broadlands, LLC
TREA Florida Retail, LLC
TREA GA Reserve, LLC
TREA Retail Fund-K, LLC
TREA Retail Property Portfolio 2006, LLC
TREA Rockville, LLC

TREA Weston, LLC
TREA Wilshire Rodeo, LLC
Union Place Phase I, LLC
WA-WTC, L.L.C.
WRC Properties, Inc.

Notes:

(1)	All subsidiaries are Delaware entities except as follows:
	a)	Maryland entities: Light Street Partners, LLP, and One Boston Place Real Estate Investment Trust
	b)	New York company: TIAA-CREF Life Insurance Company
	c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc.
	d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank
	e)	TIAA-CREF International Investments Limited was formed in Jersey Channel Islands.

(2)	ND Properties, Inc. wholly or partially owns interests in six Delaware entities and twenty three foreign entities.

Item 27.      Number of Contractowners

As of February 28, 2007 there were 71 owners of the Contracts.

Item 28.      Indemnification

Trustees, officers, and employees of TIAA may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Six of TIAA’s bylaws (see Exhibit 6(B)). Article Six provides that, to the extent permitted by law, TIAA will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a trustee, officer, or employee of TIAA or, while a trustee, officer, or employee of TIAA, served any other organization in any capacity at TIAA’s request. To the extent permitted by law, such indemnification could include judgments, fines, amounts paid in settlement, and expenses, including attorney's fees. TIAA has in effect an insurance policy that will indemnify its trustees, officers, and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.      Principal Underwriters

     (a)      TIAA-CREF Individual & Institutional Services, LLC, acts as principal underwriter for Registrant, College Retirement Equities Fund, the TIAA Real Estate Account, the unregistered TIAA-CREF Asset Management Commingled Funds Trust I and TIAA-CREF Asset Management Core Property Fund LP.

     (b)      The officers of TIAA-CREF Individual & Institutional Services, LLC and their positions and offices with TIAA-CREF Individual & Institutional Services, LLC and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

     (c)      Not Applicable.

Item 30.      Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at another office of the Registrant located at 750 Third Avenue in New York, New York 10017. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, 64 Leone Lane, Chester, New York 10918, Citistorage, 20 North 12th Street, Brooklyn, New York 11211, File Vault, 839 Exchange Street, Charlotte, North Carolina 28208, and JP Morgan Chase Bank, 4 Chase Metrotech Center Brooklyn, New York 11245.

Item 31.      Management Services

     Not Applicable.

Item 32.      Undertakings

     (a)      The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b)      The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c)      The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

     (d)      Teachers Insurance and Annuity Association of America represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Teachers Insurance and Annuity Association of America. Teachers Insurance and Annuity Association of America bases its representation on its assessment of all of the facts and circumstances, including such relevant factors, as: the nature and extent of such services, expenses and risks; the need for Teachers Insurance and Annuity Association of America to earn a profit; and the degree to which the contracts include innovative features. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-3 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2007.

TIAA SEPARATE ACCOUNT VA-3

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA (On behalf of
Registrant and itself)

By:	/s/ Herbert M. Allison, Jr.
Name:	Herbert M. Allison, Jr.
Title:	Chairman, President, and Chief Executive Officer

As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons on April 30, 2007 in the capacities indicated.

Signature	Title

Chairman, President, and Chief
Executive Officer
/s/ Herbert M. Allison, Jr.	(Principal Executive Officer)

Herbert M. Allison, Jr.

/s/ Georganne C. Proctor	Executive Vice President and
Chief Financial Officer
Georganne C. Proctor	(Principal Financial Officer and
Principal Accouting Officer)

SIGNATURE OF	SIGNATURE OF
TRUSTEE	TRUSTEE

*	*
Elizabeth E. Bailey	Sydney A Ribeau

*	*
Robert C. Clark	Dorothy K. Robinson

*	*
Edward M. Hundert M.D.	Leonard S. Simon

*	*
Marjorie Fine Knowles	David F. Swensen

*	*
Donald K. Peterson	Ronald K. Thompson

*
Marta Tienda

*
Paul R. Tregurtha

*
Rosalie J. Wolf

*Signed by Evan Giller as attorney-in-fact pursuant to powers of attorney filed herewith.

/s/ Evan Giller
Evan Giller
Attorney-in-fact

Exhibit Index

(5)		Form of Application
(6)	(C)	Bylaws of Teachers Insurance and Annuity Association of America (as amended)
(8)	(E)	Form of Amendment to Participation Agreement
(10)	(A)	Consent of Sutherland Asbill & Brennan LLP
	(B)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
	(C)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
	(D)	Consent of George W. Madison, Esquire
(13)		Powers of Attorney